THE PHOENIX EDGE SERIES FUND

      SUPPLEMENT DATED OCTOBER 27, 2006 TO THE PROSPECTUS DATED MAY 1, 2006

At Special Meetings of Shareholders, the shareholders of the Merging Series listed below approved Plans of Reorganization transferring all of the assets and liabilities to the Acquiring Series listed below, including the distribution of shares of the Merging Series to shareholders of the Acquiring Series in complete liquidation of the Merging Series.

The Plans of Reorganization took effect following the close of business on October 20, 2006 for the following:

---------------------------------------------------------------------------------------------------------
                   MERGING SERIES                                        ACQUIRING SERIES
---------------------------------------------------------------------------------------------------------
Phoenix-Kayne Rising Dividends Series                      Phoenix Growth and Income Series
-----------------------------------------------------      ----------------------------------------------
Phoenix-Lazard International Equity Select Series          Phoenix-Aberdeen International Series
-----------------------------------------------------      ----------------------------------------------

The Plans of Reorganization took effect following the close of business on October 27, 2006 for the following:

---------------------------------------------------------------------------------------------------------
                   MERGING SERIES                                        ACQUIRING SERIES
---------------------------------------------------------------------------------------------------------
Phoenix-AIM Growth Series                                  Phoenix Capital Growth Series
-----------------------------------------------------      ----------------------------------------------
Phoenix-Engemann Small-Cap Growth Series                   Phoenix-Alger Small-Cap Growth Series
-----------------------------------------------------      ----------------------------------------------
Phoenix-Kayne Small-Cap Quality Value Series               Phoenix-Alger Small-Cap Growth Series
-----------------------------------------------------      ----------------------------------------------
Phoenix-Northern Dow 30 Series                             Phoenix-Van Kampen Equity 500 Index Series
-----------------------------------------------------      ----------------------------------------------
Phoenix-Northern Nasdaq(R) 100 Series                      Phoenix-Van Kampen Equity 500 Index Series
-----------------------------------------------------      ----------------------------------------------
Phoenix Strategic Theme Series                             Phoenix Mid-Cap Growth Series
-----------------------------------------------------      ----------------------------------------------

The following name, advisor and subadvisor changes became effective on October 23, 2006 as approved by the Fund's Board of Trustees. The series' investment objectives, fees and expenses associated with the series did not increase because of these changes.

---------------------------------------------------------------------------------------------------------------
                         OLD NAME                                                  NEW NAME
---------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Growth and Income Series                       Phoenix Growth and Income Series
-----------------------------------------------------------     -----------------------------------------------
Phoenix-Engemann Strategic Allocation Series                    Phoenix Strategic Allocation Series
-----------------------------------------------------------     -----------------------------------------------
Phoenix-Goodwin Money Market Series                             Phoenix Money Market Series
-----------------------------------------------------------     -----------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                Phoenix Multi-Sector Fixed Income Series
-----------------------------------------------------------     -----------------------------------------------
Phoenix-Goodwin Multi-Sector Short Term Bond Series             Phoenix Multi-Sector Short Term Bond Series
-----------------------------------------------------------     -----------------------------------------------

          PHOENIX GROWTH AND INCOME SERIES* (formerly known as, Phoenix-Engemann Growth and Income Series)
---------------------------------------------------------------------------------------------------------------
                    OLD ADVISOR                                                 NEW ADVISOR
---------------------------------------------------------------------------------------------------------------
Engemann Asset Management                                       Phoenix Investment Counsel, Inc.
-----------------------------------------------------------     -----------------------------------------------

       PHOENIX STRATEGIC ALLOCATION SERIES* (formerly known as, Phoenix-Engemann Strategic Allocation Series)
---------------------------------------------------------------------------------------------------------------
                  OLD SUBADVISOR                                              NEW SUBADVISOR
---------------------------------------------------------------------------------------------------------------
Engemann Asset Management                                       None - will be managed by the advisor, Phoenix
                                                                Investment Counsel, Inc.
-----------------------------------------------------------     -----------------------------------------------

   * Please note that Steven L. Colton will retain equity portfolio management responsibility for this series.




TF903

PHOENIX-ALGER SMALL-CAP GROWTH SERIES
-------------------------------------

Please replace the bar chart on page 19 of your prospectus with the following:

                       [Graphic Omitted]
               Calendar Year        Annual Return (%)
                   2003                   53.38
                   2004                    2.12
                   2005                   15.64



Dated: October 27, 2006        Please keep this supplement for future reference.















TF903

                          THE PHOENIX EDGE SERIES FUND

HOME OFFICE:                                      PHOENIX LIFE INSURANCE COMPANY
101 Munson Street                                                    PO Box 8027
Greenfield, Massachusetts                                  Boston, MA 02266-8027

                       STATEMENT OF ADDITIONAL INFORMATION


      May 1, 2006 as supplemented June 26, September 8 and October 27, 2006


    This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for The Phoenix Edge Series Fund (the "Fund"). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling 800/541-0171 or by writing to Phoenix Life Insurance Company ("Phoenix") at the address above. The financial statements can be found in the Fund's Annual and Semiannual Reports to shareholders, which are incorporated by reference. Copies of the Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request by calling 800/541-0171. The contents of this SAI are incorporated by reference in the prospectus in their entirety. The series of the Fund include the following:


>     Phoenix Capital Growth Series
      (fka, Phoenix-Engemann Capital Growth Series)
>     Phoenix Growth and Income Series
      (fka, Phoenix-Engemann Growth and Income Series)
>     Phoenix Mid-Cap Growth Series
      (fka, Phoenix-Seneca Mid-Cap Growth Series)
>     Phoenix Money Market Series
      (fka, Phoenix-Goodwin Money Market Series)
>     Phoenix Multi-Sector Fixed Income Series
      (fka, Phoenix-Goodwin Multi-Sector Fixed Income
      Series)
>     Phoenix Multi-Sector Short Term Bond Series
      (fka, Phoenix-Goodwin Multi-Sector Short Term Bond
      Series)
>     Phoenix Strategic Allocation Series
      (fka, Phoenix-Engemann Strategic Allocation Series)

>     Phoenix-Aberdeen International Series

>     Phoenix-Alger Small-Cap Growth Series

>     Phoenix-Duff & Phelps Real Estate Securities Series

>     Phoenix-S&P Dynamic Asset Allocation Series:
      Aggressive Growth*

>     Phoenix-S&P Dynamic Asset Allocation Series:
      Growth*
>     Phoenix-S&P Dynamic Asset Allocation Series:
      Moderate Growth*
>     Phoenix-S&P Dynamic Asset Allocation Series:
      Moderate*
>     Phoenix-Sanford Bernstein Mid-Cap Value Series
>     Phoenix-Sanford Bernstein Small-Cap Value Series

>     Phoenix-Van Kampen Comstock Series
      (fka, Phoenix-Engemann Value Equity Series)
>     Phoenix-Van Kampen Equity 500 Index Series
      (fka, Phoenix-Alliance/Bernstein Enhanced Index
      Series)


* "S&P," "S&P500," "SPDR," "Standard & Poor's" and "Standard & Poor's Depositary Receipts" are registered trademarks of The McGraw-Hill Companies, Inc. The four Phoenix-S&P Dynamic Asset Allocation Series are referred to in the SAI collectively as the "Phoenix-S&P Series."

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Fund ...............................................................       2
Permitted Investments and Risk Factors .................................       2
Additional Investment Policies of Certain Series........................      21
Investment Restrictions.................................................      24
Portfolio Turnover......................................................      25
Management of the Fund .................................................      25
The Investment Advisors, Subadvisors and Portfolio Managers.............      30
The Distributor.........................................................      52
Description of Proxy Voting Policy......................................      53
Custodian ..............................................................      54
Foreign Custodian ......................................................      54
Independent Registered Public Accounting Firm ..........................      54
Service Agreements......................................................      54
Code of Ethics..........................................................      55
Brokerage Allocation ...................................................      55
Disclosure of Fund Holdings.............................................      57
Redemption of Shares ...................................................      58
Taxes ..................................................................      59
Disclaimer..............................................................      59
Financial Statements ...................................................      60
Appendix................................................................      61

THE FUND
--------------------------------------------------------------------------------


    The Fund is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. All of the series described in this SAI are classified as diversified under the 1940 Act, except for the Phoenix-Duff & Phelps Real Estate Securities Series and the Phoenix-S&P Series, which are non-diversified. Shares in each series of the Fund are available to the following insurance company separate accounts:


> The Phoenix Life Variable Accumulation Account, a separate account of Phoenix Life Insurance Company ("Phoenix") established on June 21, 1982;

> The Phoenix Life Variable Universal Life Account, a separate account of Phoenix established on June 17, 1985;

> The PHL Variable Accumulation Account, a separate account of PHL Variable Insurance Company ("PHL Variable") established on December 7, 1994;

> The PHL Variable Universal Life Account, a separate account of PHL Variable established on September 10, 1998;

> The Phoenix Life and Annuity Variable Universal Life Account, a separate account of Phoenix Life and Annuity Company ("PLAC") established on July 1, 1996.

    Shares in the Phoenix Capital Growth Series of the Fund are also available to the following insurance company separate accounts:


> The Phoenix Life Separate Account B, a separate account of Phoenix Life Insurance Company ("Phoenix") established on May 20, 1969;


> The Phoenix Life Separate Account C, a separate account of Phoenix established on February 7, 1972;

> The Phoenix Life Separate Account D, a separate account of Phoenix established on February 7, 1972.

    The executive offices of the separate accounts, Phoenix, PHL Variable and PLAC are located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. The separate accounts own all of the shares of the Fund.

PERMITTED INVESTMENTS AND RISK FACTORS
--------------------------------------------------------------------------------

    The investment objectives, principal investment strategies and principal risks are set forth in the prospectus. The following supplements that information.

    The Phoenix-S&P Series invest primarily in other investment companies and cash and cash equivalents. For additional information see the section titled, "Investments in Other Investment Companies." All of the series described in this SAI (except the Phoenix-S&P Series) which invest primarily in other investment companies) may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

    Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisors or subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

BANKERS' ACCEPTANCES
    A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in secondary markets prior to maturity.

BRADY BONDS
    Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CERTIFICATES OF DEPOSIT
    Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

COMMERCIAL BANK OBLIGATIONS
    For the purposes of each series' investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

COMMERCIAL PAPER
    Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has maturity at the time of issuance not exceeding 9 months.

CONVERTIBLE SECURITIES
    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and
(3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each series' assets may be invested in convertible securities that are rated below investment grade (commonly referred to as "junk" securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a series is called for redemption, the series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

CORPORATE ASSET-BACKED SECURITIES
    Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

    Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

CORPORATE SECURITIES
    The series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

DEBT SECURITIES
    The value of a series' investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

DEPOSITARY RECEIPTS
    Each series may hold foreign securities. Such investments may include American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a series' investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

    ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The series may invest in both sponsored and unsponsored ADRs.

    Broker/dealers have recently launched another form of depositary receipt which represents an ownership interest in a pro rata portion of a portfolio of debt securities, which may, or may not, include foreign securities. The issuer may be a custodial receipt account held for the benefit of receipt purchasers or a trust. The custodian/ trust passes principal and interest payments received on the underlying portfolio to the receipt holders and also distributes corporate action notices as well. Receipt holders generally pay an annual administrative/trustee fee and may pay a redemption fee. In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as 144A securities which may make them more difficult and costly to sell.

DOLLAR DENOMINATED FOREIGN DEBT SECURITIES
    Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKET SECURITIES
    "Emerging Markets" are those countries or regions with relatively low gross national product per capita compared to the world's major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country;
(ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

    The risks of investing in foreign securities may be intensified in the case of investments in emerging markets.

Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the series is uninvested and no return is earned thereon. The inability of the series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the series due to subsequent declines in value of the portfolio securities or, if the series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the series.

EQUITY LINKED DERIVATIVES
    The series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include Standard & Poor's Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimized Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

EQUITY SECURITIES
    Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a series invests will cause the net asset value of the series to fluctuate.

FINANCIAL FUTURES AND RELATED OPTIONS
    The series may enter into futures contracts on financial instruments ("financial futures") for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

    Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which 2 parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

    A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, 3-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

    A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Fund.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

    In contrast to the situation when series purchase or sell a security, no security is delivered or received by the series upon the purchase or sale of a financial futures contract. Initially, a series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high-grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

    The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

    Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. Effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date closes out a futures contract sale. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, effecting a futures contract sale for the same securities and the same delivery date closes out a futures contract purchase. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.


    A series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a series' portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a series may wish to buy in the future by purchasing futures contracts.


    The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A series might, for example, take a "short" position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a series might take a "long" position by entering into contracts for the future purchase of securities. This could be done when the series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

    Transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset -- either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto -- will be specifically designated in the series accounting records to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which the series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

    A series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain funds with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those that would apply to purchases and sales of securities directly.

    While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities that are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the series to close a futures position. Finally, successful use of futures contracts by a series is subject, where applicable, to the advisor's or subadvisor's ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the series while the purchase or sale of the contract would not have resulted in a loss.

    A series is required to maintain, at all times, an asset coverage of at least 300% for all of its borrowings, which include obligations under any financial futures contract on a debt obligation or reverse repurchase agreement. In addition, immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the series' futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

FIXED INCOME SECURITIES
    Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical ratings organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a series' securities will not affect cash income derived from these securities but will affect the series' net asset value.

FOREIGN CURRENCY TRANSACTIONS
    For each series investing in foreign securities, the value of the assets of such series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a series may incur costs in connection with conversions between various currencies. A series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the series' initial margin deposit with respect thereto, will be specifically designated in the series accounting records to fully collateralize the position and thereby ensure that it is not leveraged.

    When a series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships.

    When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a series' portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the series is obligated to deliver.

    If the series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FOREIGN SECURITIES
    Each series may invest its total net asset value in foreign securities up to the limit stated in the chart below. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of total net asset value in foreign securities by the series.

----------------------------------------------------------
SERIES                                         % LIMITS
----------------------------------------------------------

                                                   25%

----------------------------------------------------------
Phoenix Mid-Cap Growth                             20%
----------------------------------------------------------

Phoenix Growth and Income                          20%

----------------------------------------------------------
Phoenix-Aberdeen International                    100%
----------------------------------------------------------

Phoenix-Alger Small-Cap Growth                     35%
----------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value            20%

----------------------------------------------------------
Phoenix-Van Kampen Comstock                        30%
----------------------------------------------------------


    The Phoenix Multi-Sector Fixed Income Series may invest up to 50% of total net asset value in foreign debt securities. Each series, other than those listed in the table above, will purchase foreign debt securities only if issued in U.S. dollar denominations. The Phoenix-Van Kampen Equity 500 Index Series may invest in securities of foreign corporations, provided that such securities are included in the S&P 500 or traded on a U.S. exchange.


    The series will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

    For the series that may purchase foreign debt securities denominated in foreign currencies ("non-U.S. dollar securities"), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

    As a result of its investments in foreign securities, the series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the series may hold such currencies for an indefinite period of time.

    In addition, the series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Fund is exercised or the

Fund is unable to close out a forward contract. The series may hold foreign currency in anticipation of purchasing foreign securities. The series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the series to do so. In such instances as well, the series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

INDEXED SECURITIES
    The series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, credit default swaps or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

    The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
    The series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
    Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the Investment Company Act of 1940 ("1940 Act"), a series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a series may invest in an investment company in excess of these limits; for instance, when a series invests collateral it receives from loaning its portfolio securities or pursuant to an exemptive order granted by the Securities and Exchange Commission.

    As the shareholder of another investment company, the series will bear its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a series pays in connection with its own operations.

PHOENIX-S&P SERIES
    As noted above, generally, the 1940 Act limits a series investment in shares of another investment company, including exchange-traded funds (underlying "ETFs"), unless (i) the underlying ETF or the series has received an order for exemptive relief from the Securities and Exchange Commission (the "SEC") that is applicable to the series and (ii) the underlying ETF and the series take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to certain underlying ETFs, including the iShares Trust, iShares, Inc. and to SPDR Trust, Series 1, which may permit investment companies, including the Phoenix-S&P Series, to invest in the various series of the iShares Trust and iShares, Inc. ("iShares Funds") and SPDR Trust, Series 1, beyond the limitations in the 1940 Act, subject to certain terms and conditions. These terms and conditions include that such investment companies enter into an agreement with the iShares Funds or SPDR Trust, Series 1, before investing in these underlying ETFs in excess of the 1940 Act limitations. Additionally, the Fund has applied for such exemptive relief from the SEC. If the Fund receives such exemptive relief, each series may be permitted to purchase 25% or more of the outstanding voting securities of any additional underlying unaffiliated ETF, not just the iShares Funds and the SPDR Fund, if the Fund and its affiliates vote its shares of the underlying ETF in the same proportion as the vote of all other holders of the ETF shares, subject to the conditions contained in any order granting such relief.

    To the extent the 1940 Act limitations apply to certain underlying ETFs, such limitations may prevent a Phoenix-S&P Series from allocating its investments in the manner that the advisor considers optimal, or cause the advisor to select a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate)("Stock Baskets") as an alternative. The Phoenix-S&P Series may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar underlying ETFs.

    The Phoenix-S&P Series' investments in Other Investment Companies will be subject to the same limitations described above.

    Each Phoenix S&P Series invests substantially all of its assets in the securities of other investment companies, primarily underlying exchange-traded funds ("ETFs"). The shares of an underlying ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the underlying ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the underlying ETF by depositing a specified portfolio of the underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The series may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the advisor believes it is in a series' interest to do so. The series' ability to redeem creation units may be limited by the 1940 Act, which provides that the underlying ETFs will not be obligated to redeem shares held by the series in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

    After issuance by the ETF, shares may be traded like stocks on a securities exchange (e.g., the American Stock Exchange), and the shares may be purchased and sold throughout the trading day based on their market price. The advisor anticipates purchasing and selling ETF shares for the series on the exchanges on which the ETF's shares are traded.

    There is a risk that the underlying ETFs in which a series invests may terminate due to extraordinary events that may cause any of the service providers to the underlying ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the underlying ETF. Also, because the underlying ETFs in which the series intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the underlying ETFs may terminate if such license agreements are terminated. In addition, an underlying ETF may terminate if its entire net asset value falls below a certain amount. Although the series believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate underlying ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate underlying ETF would be available for investment at that time.

JUNK BONDS
    The chart below sets forth the series that are permitted to invest in junk bonds and the percentage of total net assets each series may invest in such securities.

--------------------------------------------------------
SERIES                                      % LIMITS
--------------------------------------------------------
Phoenix Mid-Cap Growth                            5%
--------------------------------------------------------

Phoenix Multi-Sector Fixed Income                50%
--------------------------------------------------------
Phoenix Multi-Sector Short Term Bond             35%
--------------------------------------------------------

Phoenix-Aberdeen International                   20%

--------------------------------------------------------

    Junk bonds are non-investment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

LENDING OF PORTFOLIO SECURITIES
    Subject to certain investment
restrictions, a series may, from time to time, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the series lending its securities. A series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A series may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

    Even though securities lending usually does not impose market risks on the lending series, a series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower's insolvency). Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending series.

LEVERAGE

    The Phoenix Mid-Cap Growth, Phoenix-Van Kampen Comstock and Phoenix-Van Kampen Equity 500 Index Series may, from time to time, increase their ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interests and investing the borrowed funds. The series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the series (including the amount borrowed), less its liabilities (not including any borrowings) is at least 3 times the amount of funds borrowed for investment purposes. The series, other than the Phoenix-Van Kampen Comstock Series may borrow up to 25% of the net assets of such series, not including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such series' assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage. The Phoenix-Van Kampen Comstock Series may borrow up to one-third of the its net assets. If the value of such series' assets decreases and the amount of the loans exceed one-third of the series' net assets, the series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the series' net assets.

    The Phoenix Growth and Income and Phoenix-Sanford Bernstein Mid-Cap Value Series may not borrow except for emergency or other extraordinary purposes, only from a bank, and only in an amount not to exceed 5% of the series' total assets (33-1/3% in the case of Phoenix Growth and Income Series). These series must also maintain a 300% asset coverage ratio. Phoenix-Sanford Bernstein Mid-Cap Value Series may collateralize any such borrowings with up to 10% of its total assets; the Phoenix Growth and Income Series may collateralize any such borrowing with up to 33-1/3% of its total assets.


    Interest on money borrowed will be an expense of those series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

    Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such series with respect to which the borrowing has been made.

    Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such series, the net asset value of the series will decrease faster than otherwise would be the case.

LOANS AND OTHER DIRECT INDEBTEDNESS
    The series may purchase loans and
other direct indebtedness. In purchasing a loan, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

    These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

    Certain of the loans and the other direct indebtedness acquired by the series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the series is committed to advance additional funds, it will at all times hold and specifically designate in the series accounting records, cash or other high grade debt obligations in an amount sufficient to meet such commitments.

    The series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the series will purchase, the advisor will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the series may be required to rely upon another lending institution to collect and pass onto the series amounts payable with respect to the loan and to enforce the series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the series.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (GNMA), for Federal National Mortgage Association. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

    Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

    Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may also issue mortgage pass-through securities. Various forms of insurance or guarantees may support some of these mortgage pass-through securities.

    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs that may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

    The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

    Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

    FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

    Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The series may also buy mortgage-related securities without insurance or guarantees.

    A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

MORTGAGE "DOLLAR-ROLL" TRANSACTIONS
    A series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the series foregoes principal and interest paid on the mortgage-backed securities. The series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The series may also be compensated by receipt of a commitment fee. If the income and capital gains from the series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the series sells securities becomes insolvent, the series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the advisor's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

OPTIONS
    Buying Call and Put Options. Each of the series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The series may sell a call option or a put option that it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the series may lose the premium it paid plus transaction costs.

    The seller of an option receives a cash payment or premium at the time of sale, which is retained by the seller whether or not, the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

    A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

    A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

    Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

    A series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the series when it bought the option that is being closed.

    The premium paid by the series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the series entering into a closing sale transaction, the series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

    Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

    Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The writer (seller) may terminate a call option by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

    A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

    The series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

    The series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

    During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the series' ability to close out options it has written.

    During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio's ability to close out options it has written.

    The series may cover written call options with any assets, including equity securities and noninvestment grade debt, so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in the accounting records of the series in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the series should the value of the underlying security increase and the option be exercised.

    A written put option contract may be covered with liquid assets on the accounting records of the series. While this may help ensure that the series will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the series should the value of the underlying security decrease and the option be exercised.

    Writing Covered Call Options. The series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

    When a series writes a covered call option, an amount equal to the premium received by it is included in assets of the series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the New York Stock Exchange ("NYSE") or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the series has written either ends or the series enters into a closing purchase transaction, the series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

    Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a "qualified covered call option" which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Fund has an outstanding written option.

    Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

    Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

    A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

    The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are generally considered illiquid securities. Although the dealers with which a series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the series.


    A series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Fund. The Fund and the advisor believe that the approved dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. A series currently will not engage in OTC options transactions if the amount invested by the series in OTC options, plus a "liquidity charge" related to OTC options written by the series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the series' total assets. The "liquidity charge" referred to above is computed as described below.


    The series anticipates entering into agreements with dealers to which the series sell OTC options. Under these agreements a series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a series to repurchase a specific OTC option written by the series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

PIK BONDS
    Payment-in-kind (PIK) bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the series' distribution obligations.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
    Each series may purchase securities, which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"). Public sales of such securities by a series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is illiquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these series' illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each series, other than those listed below, may invest up to 15% of its net assets in illiquid securities.

PRIVATIZATIONS
    The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS
    REITs pool investors' funds for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

     REITs generally can be classified as follows:

> Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

> Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

> Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

    Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

    In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the series to possibly fail to qualify as a regulated investment company.

    REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

REPURCHASE AGREEMENTS
    Repurchase Agreements are agreements by which a series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

    A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Fund maintained in a central depository or book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

    Even though repurchase transactions usually do not impose market risks on the purchasing series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

    Each series may invest in repurchase agreements. However, no more than 15% of a series' net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board's direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

RESET OPTIONS
    In certain instances, the series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the series is paid at termination, the series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

REVERSE REPURCHASE AGREEMENTS
    A reverse repurchase agreement is a borrowing transaction in which the series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A series will specifically designate in its accounting records the liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a series' assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a series may decline below the price at which the series is obligated to repurchase the securities.

SHORT SALES
    The series may seek to hedge investments or realize additional gains through short sales. The series may make short sales, which are transactions in which a series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the series must borrow the security to make delivery to the buyer. The series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the series. Until the security is replaced, the series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the series also may be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements until the short position is closed out will retain the net proceeds of the short sale. The series also will incur transaction costs in effecting short sales.

    The series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the series replaces the borrowed security. The series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the series may be required to pay in connection with a short sale.

    Whenever the series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX
    The series may make short sales "against the box," i.e., when a security identical to one owned by the series is borrowed and sold short. If the series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SMALL AND MID CAPITALIZATION SECURITIES
    Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SPECULATIVE BONDS
    The series may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

STRIPPED MORTGAGE-BACKED SECURITIES
    Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

SWAP AGREEMENTS
    Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The series' obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The series' obligations under a swap agreement will be accrued daily (offset against any amounts owing to the series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating in the series accounting records the liquid assets to avoid any potential leveraging of the series' holdings. The series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the series' assets.

    Whether the series' use of swap agreements will be successful in furthering its investment objective will depend on an advisor or subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The advisor or subadvisor will cause the series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the series' repurchase agreement guidelines. Certain restrictions imposed on the series by the Internal Revenue Code may limit a series' ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

TEMPORARY BORROWING
    The series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TIME DEPOSITS
    Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. GOVERNMENT OBLIGATIONS
    Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of 1 to 7 years, and Treasury bonds generally have maturity of greater than 5 years.

    Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

VARIABLE AND FLOATING RATE OBLIGATIONS
    Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the series through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

WHEN-ISSUED SECURITIES
    The series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be specifically designated in the series accounting records. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

    Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the series may incur expenses associated with unwinding such transactions.

"YIELD CURVE" OPTIONS

    The series may enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

    Yield curve options may be used for the same purposes as other options on securities. Specifically, the series may purchase or write such options for hedging purposes. For example, the series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisor, the series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the series will be "covered." A call (or put) option is covered if the series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the series' net liability under the two options. Therefore, the series' liability for such a covered option is generally limited to the difference between the amount of the series' liability under the option written by the series less the value of the option held by the series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

ZERO AND DEFERRED COUPON DEBT SECURITIES

    The series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations) or until maturity ("zero coupon" obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the series' shares may decline more as a result of an increase in interest rates than would be the case if the series did not invest in deferred or zero coupon bonds.

ADDITIONAL INVESTMENT POLICIES OF CERTAIN
SERIES
--------------------------------------------------------------------------------

    The following policies are non-fundamental and may be changed without shareholder vote.

PHOENIX CAPITAL GROWTH SERIES
    The series may invest any amount of its assets in any class or type of security believed by the subadvisor to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment-grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

    Diversification among market sectors will be a factor in selecting securities for the series. However, the subadvisor will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

    The series may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The series may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established-market countries and emerging-market countries.

    The Phoenix Capital Growth Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")


PHOENIX GROWTH AND INCOME SERIES
    The Phoenix Growth and Income Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

PHOENIX MONEY MARKET SERIES
    By limiting the maturity of its investments, this series seeks to lessen the changes in the value of its assets caused by market factors. This series, consistent with its investment objective, will attempt to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high-grade money market or among particular instruments within the same segment of the market. It is expected that the series' portfolio transactions generally will be with issuers or dealers in money market instruments acting as principal. Accordingly, this series will normally not pay any brokerage commissions.

    The value of the securities in the Phoenix Money Market Series' portfolio can be expected to vary inversely to changes in prevailing interest rates, with the amount of such variation depending primarily on the period of time remaining to maturity of the security. Long-term obligations may fluctuate more in value than short-term obligations. If interest rates increase after a security is purchased, the security, if sold, could be sold at a loss. On the other hand, if interest rates decline after a purchase, the security, if sold, could be sold at a profit. If, however, the security is held to maturity, no gain or loss will be realized as a result of interest rate fluctuations, although the day-to-day valuation of the portfolio could fluctuate. Substantial withdrawals of the amounts held in the Phoenix Money Market Series could require it to sell portfolio securities at a time when a sale might not be favorable. The value of a portfolio security also may be affected by other factors, including factors bearing on the credit-worthiness of its issuer. A discussion of amortized cost is contained under "Determination of Net Asset Value."

    The Phoenix Money Market Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX MULTI-SECTOR FIXED INCOME SERIES
    The Phoenix Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously written call option. (See "Writing Covered Call Options.")

PHOENIX STRATEGIC ALLOCATION SERIES
    Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Phoenix Strategic Allocation Series' total assets.

    Market Segment Investments. The Phoenix Strategic Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds and money market instruments described below.

> STOCKS--common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

> BONDS--bonds and other debt securities with maturities generally exceeding one year, including:

     o publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

     o obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

     o obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A) and do not exceed 25% of the Phoenix Strategic Allocation Series' total assets;

     o publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody's (Aaa, Aa or A) or Standard & Poor's (AAA, AA or A), and certificates of deposit of such banks; and

     o high yield, high risk fixed income securities (commonly referred to as "junk bonds") having a rating below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or unrated securities of comparable quality provided such securities do not exceed 10% of the Phoenix Strategic Allocation Series' total assets.

> MONEY MARKET--money market instruments and other debt securities with maturities generally not exceeding one year, including:

     o those money market instruments described in this SAI; and

     o reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The series will maintain sufficient funds in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

    Trading. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor's ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the advisor's evaluations and expectations prove to be incorrect, the series' income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the advisor's view, to achieve the total return investment objective of the series without regard to the resulting brokerage costs.

    In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Phoenix Strategic Allocation Series may enter into financial futures and options contracts.


PHOENIX-ABERDEEN INTERNATIONAL SERIES
    The Phoenix-Aberdeen International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE or the American Stock Exchange.

    This series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

    The series may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor believes that such securities are appropriate for the achievement of the series' investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).


PHOENIX-ALGER SMALL-CAP GROWTH SERIES
    Investments in initial public offerings ("IPO") can have a significant positive impact on the series' performance. The positive effect of investments in IPOs may not be sustainable because of a number of factors. The series may not be able to buy shares in some IPOs or may be able to buy only a small number of shares. Also, the series may not be able to buy the shares at the commencement of the offering and the general availability and performance of IPOs are dependent on market psychology and economic conditions. Also, the relative performance impact of IPOs is likely to decline as the series grows.

    The series may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The series will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The series dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions.

    The series may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
    As the Phoenix-Duff & Phelps Real Estate Securities Series indirectly invests in REITs, investors will bear not only the proportionate share of the expenses of the series but also, indirectly, similar expenses of underlying REITs.

    The Phoenix-Duff & Phelps Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

    The Phoenix-Duff & Phelps Real Estate Securities Series may invest in debt securities rated BBB or better by S&P or Baa or better by Moody's or, if not rated, are judged to be of comparable quality as determined by DPIM. In choosing debt securities for purchase by the series, DPIM will employ the same analytical and valuation techniques utilized in managing the equity portion of the Phoenix-Duff & Phelps Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy DPIM's investment criteria.


PHOENIX-VAN KAMPEN COMSTOCK SERIES
    The series may invest in convertible securities. The series will invest only in the four highest rating categories of convertible securities, commonly called "investment grade" securities. If the series purchases an investment grade security that loses its investment grade rating, the series is not required to sell the security.

    The series may lend portfolio securities in amounts up to one-third the value of its total assets to increase its investment returns.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    This section does not apply to the Phoenix-S&P Series. The Fund's fundamental policies as they affect any series cannot be changed without the approval of a vote of a majority of the outstanding shares of such series, which is the lesser of (i) 67% or more of the voting securities of such series present at a meeting if the holders of more than 50% of the outstanding voting securities of such series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any series if a majority of the outstanding voting securities of that series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other series affected by such matter and
(2) that such matter has not been approved by a majority of the outstanding voting securities of the Fund. Compliance with applicable percentage thresholds is measured as of the time of initial investment.

FUNDAMENTAL INVESTMENT RESTRICTIONS
    The following investment restrictions are fundamental policies of the series described in this SAI and may not be changed except as described above.


1. A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies, if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series. This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities Series.

2. A series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). This restriction does not apply to the Phoenix-Duff & Phelps Real Estate Securities. In addition, the Phoenix Money Market Series and Phoenix Strategic Allocation Series may invest more than 25% of their assets in the banking industry.


3. A series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

4. A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

5. A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under the applicable law.

6. A series may not purchase or sell real estate, except that a series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

7. A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

8. A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------


    The portfolio turnover rate of each series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the series' securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each series' shares by requirements that enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates for each series (other than the Phoenix Money Market Series and the Phoenix-S&P Series) are set forth under "Financial Highlights" in the prospectus.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

    The Board of Trustees supervises the business and affairs of the Fund under the laws of The Commonwealth of Massachusetts and the Declaration of Trust as amended. The Trustees and executive officers of the Fund and their principal occupations for the last five years are set forth below. There is no stated term of office for Trustees of the Fund. All information is as of April 1, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF
                          POSITION WITH THE TRUST   PORTFOLIOS IN FUND
                            AND LENGTH OF TIME      COMPLEX OVERSEEN           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND AGE             SERVED                TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA              Trustee                 26              Retired
c/o The Phoenix Edge         Served since 1999
Series Fund
101 Munson Street
Greenfield, MA 01301
65
-----------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                    Trustee                 26              Retired
c/o The Phoenix Edge         Served since 1999
Series Fund
101 Munson Street
Greenfield, MA 01301
72
-----------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien               Trustee                 26              Retired. Director, Webster Bank (2003-present). Director,
c/o The Phoenix Edge         Served since 2000                            USAllianz Variable Insurance Product Trust, 23 funds
Series Fund                                                               (1999-present). Chairman/Trustee, The University of
101 Munson Street                                                         Connecticut (1997-2003).
Greenfield, MA 01301
62
-----------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                  Trustee                 22              Attorney. Director, People's Bank (1995-present).
c/o The Phoenix Edge         Served since 1999
Series Fund
101 Munson Street
Greenfield, MA 01301
68
-----------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki                Trustee                 22              Retired; Director, Barnes Group Inc. (1997-present);
c/o The Phoenix Edge         Served since 2000                            Managing Director, Saugatuck Associates, Inc. (1999-2000).
Series Fund
101 Munson Street
Greenfield, MA 01301
68
-----------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                    Trustee                 22              Partner/Attorney, McCarter & English, LLP (2003-present);
c/o The Phoenix Edge         Served since 1999                            Principal/Member, Cummings & Lockwood, LLC (1996-2003).
Series Fund
101 Munson Street
Greenfield, MA 01301
55
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF
                          POSITION WITH THE TRUST   PORTFOLIOS IN FUND
                            AND LENGTH OF TIME      COMPLEX OVERSEEN           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND AGE             SERVED                TRUSTEE                    OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Philip R. McLoughlin**       Chairman/ Trustee            79              Director, PXRE Corporation (Reinsurance) (1985-present),
200 Bride Street             Served since 2003                            World Trust Fund (1991-present). Director/Trustee, Phoenix
Chatham, MA 20633                                                         Funds Complex (1989-present). Management Consultant
59                                                                        (2002-2004), Chairman (1997-2002), Chief Executive Officer
                                                                          (1995-2002) and Director (1995-2002), Phoenix Investment
                                                                          Partners, Ltd. Director and Executive Vice President, The
                                                                          Phoenix Companies, Inc. (2000-2002). Director (1994-2002)
                                                                          and Executive Vice President, Investments (1987-2002),
                                                                          Phoenix Life Insurance Company. Director (1983-2002) and
                                                                          Chairman (1995-2002), Phoenix Investment Counsel, Inc.
                                                                          Director (1982-2002), Chairman (2000-2002) and President
                                                                          (1990-2000), Phoenix Equity Planning Corporation. Chairman
                                                                          and President, Phoenix/Zweig Advisers LLC (2001-2002).
                                                                          Director (2001-2002) and President (April 2002-September
                                                                          2002), Phoenix Investment Management Company. Director and
                                                                          Executive Vice President, Phoenix Life and Annuity Company
                                                                          (1996-2002). Director (1995-2000) and Executive Vice
                                                                          President (1994-2002) and Chief Investment Counsel
                                                                          (1994-2002), PHL Variable Insurance Company. Director,
                                                                          Phoenix National Trust Holding Company (2001-2002).
                                                                          Director (1985-2002) and Vice President (1986-2002) and
                                                                          Executive Vice President (April 2002-September 2002), PM
                                                                          Holdings, Inc. Director, WS Griffith Associates, Inc.
                                                                          (1995-2002). Director, WS Griffith Securities, Inc.
                                                                          (1992-2002).
-----------------------------------------------------------------------------------------------------------------------------------
Phillip K. Polkinghorn*     Trustee/ President            22              Executive Vice President, The Phoenix Companies, Inc.
One American Row             Served since 2004                            (2004-present). Vice President, Sun Life Financial Company
Hartford, CT 06102                                                        (2001-2004). Director and President, Keyport Life
48                                                                        Insurance Company (1999-2001).
-----------------------------------------------------------------------------------------------------------------------------------
Marc Baltuch                Vice President and            N/A             Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue             Chief Compliance                             (1989-present); Vice President and Compliance Officer,
New York, NY 10022                Officer                                 certain of the Funds in the Phoenix Fund Family; Vice
60                           Served since July                            President, The Zweig Total Return Fund, Inc.
                                   2005                                   (2004-present); Vice President, The Zweig Fund, Inc.,
                                                                          (2004-present); President and Director of Watermark
                                                                          Securities, Inc. (1991-present); Assistant Secretary of
                                                                          Gotham Advisors Inc. (1990-present); Secretary,
                                                                          Phoenix-Zweig Trust (1989-2003); Secretary, Phoenix-Euclid
                                                                          Market Neutral Fund (1999-2002).
-----------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss              Vice President,             N/A             Vice President, Fund Accounting (1994-2000),Treasurer
56 Prospect Street             Treasurer and                              (1996-2000), Assistant Treasurer (2001-2003) Vice
Hartford, CT 06115               Principal                                President, Operations (2003-present), Phoenix Equity
53                          Accounting Officer                            Planning Corporation. Chief Financial Officer and
                             Served since 1994                            Treasurer, certain funds within the Phoenix Funds Complex
                                                                          (1994-present).
-----------------------------------------------------------------------------------------------------------------------------------
Gina C. O'Connell               Senior Vice               N/A             Senior Vice President, Life and Annuity Manufacturing
One American Row                 President                                (2003-present), The Phoenix Companies, Inc. Senior Vice
Hartford, CT 06102           Served since 2004                            President, Life and Annuity Operations (2002-2003),Vice
43                                                                        President, various marketing and product development
                                                                          departments (1998-2002), Phoenix Life Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen A. McGah             Vice President,             N/A             Vice President, Life and Annuity Counsel, Phoenix Life
One American Row                Chief Legal                               Insurance Company (October 2005-present). Chief Legal
Hartford, CT 06102              Officer and                               Officer and Secretary of five mutual funds and six
55                               Secretary                                variable annuity separate accounts within the Travelers
                               Served since                               Life & Annuity complex (2004-2005), Assistant Secretary
                               November 2005                              (1995-2004) of five mutual funds and six variable annuity
                                                                          separate accounts within the Travelers Life & Annuity
                                                                          complex. Deputy General Counsel (1999-2005), The Travelers
                                                                          Insurance Company.
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Polkinghorn is an "interested person" of the Trust, as defined in the 1940 Act, by reason of his position as Executive Vice President, Life and Annuity of The Phoenix Companies, Inc., and Phoenix Life Insurance Company.
** Mr. McLoughlin is an "interested person" of the Trust, as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

    None of the Trustees or officers directly own shares of the Fund. As of April 1, 2006, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

COMMITTEES OF THE BOARD
    AUDIT COMMITTEE. The Board has an Audit Committee comprised of entirely independent Trustees and all independent Trustees are members of the Audit Committee. Audit Committee members are Frank M. Ellmer, John A. Fabian, Roger A. Gelfenbien, Eunice S. Groark, Frank E. Grzelecki and John R. Mallin. The Audit Committee meets with the Fund's independent auditors to review the scope of their services, including non-audited functions, as well as the results of their examination of the Fund's financial statements. The Audit Committee also meets with the independent auditors to review the adequacy of the Fund's accounting policies and procedures. The Audit Committee met four times and had one telephonic meeting in 2005.

    NOMINATING COMMITTEE. The Board has a Nominating Committee comprised entirely of independent Trustees that selects and nominates new candidates for election as Independent Trustees; all independent Trustees are members of the Nominating Committee. The Nominating Committee will not consider nominees recommended by Policyholders or Contractowners. Frank M. Ellmer, John A. Fabian, Eunice S. Groark, Frank E. Grzelecki, Roger A. Gelfenbien and John R. Mallin comprise the Nominating Committee. The Nominating Committee met four times in 2005.

    EXECUTIVE COMMITTEE. The Executive Committee is responsible for authorizing management of the Fund to file amendments to the Fund's registration statement to establish new series and to undertake any other task or responsibility that the Board of Trustees may, from time to time, assign to it. John A. Fabian, Eunice S. Groark, and John R. Mallin serve as members of the Executive Committee of the Board of Trustees. The Executive Committee did not meet in 2005.

COMPENSATION TABLE
    Trustee costs are allocated equally to each of the series of the Fund. Officers and employees of the advisor who are "interested persons" are compensated by the advisor and receive no compensation from the Fund. Trustees receive no compensation from any other fund in the complex. Each independent Trustee receives from the Fund a $3,000 quarterly stipend plus $2,000 for each Board meeting attended and $1,000 per telephonic meeting. The Chairperson of the Committee receives an additional $5,000 retainer fee. Committee members receive an additional fee of $2,000 for each committee meeting attended. The Chairperson of the Audit Committee receives an additional $2,000 retainer fee. In addition, the Fund reimburses each of the independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Fund. The Trustees received the following compensation from the Fund for the year ended December 31, 2005:

--------------------------------------------------------------
NAME                              AGGREGATE COMPENSATION
                                        FROM FUND
--------------------------------------------------------------
Frank M. Ellmer                           $50,000
--------------------------------------------------------------
John A. Fabian                            $42,500
--------------------------------------------------------------
Roger A. Gelfenbien                       $45,000
--------------------------------------------------------------
Eunice S. Groark                          $45,000
--------------------------------------------------------------
Frank E. Grzelecki                        $42,000
--------------------------------------------------------------
John R. Mallin                            $44,000
--------------------------------------------------------------
Philip R. McLoughlin                      $50,000
--------------------------------------------------------------
Philip K. Polkinghorn                       None
--------------------------------------------------------------

TRUSTEE OWNERSHIP OF SECURITIES
    Set forth in the table below is the dollar range of equity securities held by each Trustee as of December 31, 2005.

------------------------------------------------------------------
                                            AGGREGATE DOLLAR RANGE
                                                  OF TRUSTEE
                        DOLLAR RANGE OF    OWNERSHIP IN ALL SERIES
                       EQUITY SECURITIES   OVERSEEN BY TRUSTEE IN
                          IN A SERIES       FAMILY OF INVESTMENT
NAME OF TRUSTEE           OF THE FUND            COMPANIES(1)
------------------------------------------------------------------
Frank M. Ellmer               None                  None
------------------------------------------------------------------
John A. Fabian                None                  None
------------------------------------------------------------------
Roger A. Gelfenbien           None                  None
------------------------------------------------------------------
Eunice S. Groark              None                  None
------------------------------------------------------------------
Frank E. Grzelecki            None                  None
------------------------------------------------------------------

------------------------------------------------------------------
                                            AGGREGATE DOLLAR RANGE
                                                  OF TRUSTEE
                        DOLLAR RANGE OF    OWNERSHIP IN ALL SERIES
                       EQUITY SECURITIES   OVERSEEN BY TRUSTEE IN
                          IN A SERIES       FAMILY OF INVESTMENT
NAME OF TRUSTEE           OF THE FUND            COMPANIES(1)
------------------------------------------------------------------
John R. Mallin                None                None
------------------------------------------------------------------
Philip R. McLoughlin          None                None
------------------------------------------------------------------
Philip K. Polkinghorn         None                None
------------------------------------------------------------------

(1) For the purposes of this table, the Fund has been considered to comprise the relevant Family of Investment Companies.

INTERESTS OF INDEPENDENT TRUSTEES
    SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual fund registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These requirements require disclosure by each independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $60,000, during the two most recently completed calendar years, or which could impact on their independence. Each of the following independent trustees has agreed to provide the following disclosures in accordance with the referenced release. They each maintain that the existence of these facts or circumstances have not, or do not, in any manner, affect their ability to serve as impartial and independent trustees.

    Mr. Fabian served as Executive Vice President of Phoenix Home Life Mutual Insurance Company, now Phoenix Life Insurance Company ("Phoenix"), from 1992-1994 and of Home Life Insurance Company, a predecessor of Phoenix from 1975 to 1992. As a former officer and employee of Phoenix and its predecessor, Mr. Fabian receives retirement payments and other benefits in excess of $60,000 per year. These include fixed monthly retirement payments (subject to cost of living increases) under The Phoenix Companies, Inc. Employee Pension Plan, a tax-qualified defined benefit plan; the Home Life Insurance Company Non-Qualified Retirement Plan, a non-qualified supplemental defined benefit plan; and a special severance agreement providing supplemental retirement benefits on a non-qualified basis. The qualified plan is pre-funded by a separate trust, while the other retirement benefits are obligations of Phoenix. These benefits are fully vested and fixed in amount.

    Mrs. Groark's husband, Tom Groark, is a contract partner at the law firm of Day, Berry & Howard LLP ("DBH"). During the last two completed calendar years, DBH provided legal services to Phoenix Investment Partners, Ltd. ("PXP"), and other Phoenix affiliates, in the aggregate amount of approximately $419,263. PXP is the direct or indirect parent of the Fund's other investment advisors and subadvisors that are affiliated with The Phoenix Companies, Inc. The work performed by DBH did not involve the Fund or any of the Fund's investment advisors or subadvisors. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation. Mrs. Groark does not have any interest in DBH.

    Mr. Grzelecki and Phoenix are investors in Saugatuck Capital Company Limited Partnership IV ("Saugatuck Capital"), a licensed small business investment partnership that was initially capitalized in July 1999. Mr. Grzelecki has also been affiliated with the general partner of Saugatuck Capital, Saugatuck Management IV, LLC ("Saugatuck LLC"), and retains an equity interest in both entities through that relationship.

    Phoenix and the Phoenix Employee Pension Plan are limited partners of Saugatuck Capital with an aggregate $5 million capital commitment (of which $4.5 million is on behalf of Phoenix and $0.5 million is on behalf of the pension plan). Mr. Grzelecki is a limited partner in Saugatuck Capital with a capital commitment of $750,000. Total capitalization of Saugatuck Capital is $48 million in limited partnership capital commitments and $70 million in financing from the Small Business Administration, in the form of preferred limited partnership interests. The limited partnership interests are passive interests, although they entitled the limited partners to vote for the removal of the general partner. The voting interests held by both Phoenix and the Plan represent less than 5% of the total outstanding voting interests in Saugatuck Capital. All capital commitments will be paid in by February 2011 or sooner.

    Mr. Grzelecki was one of the five managing members of Saugatuck LLC from July 1999 through July 2000, and remains a non-managing retired member. As of August 1, 2000, he served as a consultant to Saugatuck Associates IV Inc. for a nominal annual fee, in which capacity he evaluated potential investments for Saugatuck Capital and was a director of one of their portfolio companies. He resigned from that board effective January 9, 2002 and as a result resigned as a consultant to Saugatuck Associates IV Inc. effective March 1, 2002.

    As general partner, Saugatuck LLC is entitled to 20% of the profits of Saugatuck Capital upon its dissolution. Following his resignation as a managing director of Saugatuck LLC, he retained a 3.1% vested interest in Saugatuck LLC, which represents a 0.622% interest in the profits of Saugatuck Capital at dissolution. Both Mr. Grzelecki and Mr. Paul Chute (who replaced Mr. Fiondella as a Board member on February 14, 2002) served as members of Saugatuck Capital's Advisory Board, a non-governing body of approximately 12 members. Board members except Mr. Chute receive $3,000 for each of the four meetings held annually. Mr. Grzelecki's attendance fee had been covered under his consulting agreement with Saugatuck LLC. As of March 1, 2002, he receives the standard fee for meetings attended until he resigned as a member of the Board of Advisors effective December 19, 2004.

    The value of Mr. Grzelecki's interest in Saugatuck Capital as a non-managing member of Saugatuck Management IV, LLC cannot be quantified with certainty, since its is dependent on future performance of the partnership; however, Mr. Grzelecki estimates that at the end of the approximately 10 year period, Saugatuck Capital will be worth less than $500,000. In addition, Mr. Grzelecki has the potential value of a limited partnership interest.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
    A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Fund's annual report covering the period January 1, 2005 through December 31, 2005.

DESCRIPTION OF SHARES
    The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each series, each of which represents an equal proportionate interest in that series. For each Series, the Fund currently issues only one class of shares that participates equally in dividends and distributions and has equal voting, liquidation and other rights. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that series. Shareholders have no preemptive conversion or exchange rights. When issued for the consideration described in the prospectus, the shares are fully paid and nonassessable by the Fund. The Declaration of Trust provides that the Trustees of the Fund may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

VOTING
    Each share of each series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more series, only the shareholders of such series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual shareholder meetings. It is not anticipated that the Fund will hold shareholder meetings unless required by law, although special meetings may be called for a specific series, or for the Fund as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

MANAGER OF MANAGERS EXEMPTIVE ORDER
    The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

MIXED AND SHARED FUNDING
    Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC"). Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

CONTROL PERSONS
    One or more of the separate accounts of the Phoenix family of insurance companies offering variable insurance and annuity products own the shares. The following table shows the percentage ownership of record of each series held by each separate account as of March 31, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Phoenix
                                                            Phoenix                            Life &
                                               Phoenix        Life                   PHL       Annuity   Phoenix  Phoenix  Phoenix
                                                 Life       Variable      PHL      Variable   Variable    Life     Life     Life
                                               Variable     Universal   Variable   Universal  Universal Separate Separate Separate
                                              Accumulation    Life    Accumulation   Life      Life     Account  Account  Account
                        Series                  Account      Account    Account     Account    Account     B        C        D
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix Capital Growth Series                   39.47%       41.44%     18.35%       0.12%      0.00%     0.24%    0.27%    0.11%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                11.40%       23.22%     64.00%       1.12%      0.26%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                   15.71%       41.12%     42.56%       0.36%      0.25%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix Money Market Series                     20.73%       39.93%     37.00%       1.32%      1.02%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series        18.06%       36.83%     44.51%       0.36%      0.24%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series     7.54%        20.82%     71.20%       0.38%      0.06%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series             52.65%       22.28%     24.89%       0.14%      0.04%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series           26.47%       39.10%     33.96%       0.41%      0.06%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alger Small-Cap Growth Series           18.51%       14.92%     64.62%       1.74%      0.21%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Duff & Phelps Real Estate Securities    16.41%       25.79%     56.48%       1.19%      0.13%
Series
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series:    0.00%        4.56%      95.44%       0.00%      0.00%
Moderate

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series:    0.00%        11.46%     87.08%       1.46%      0.00%
Moderate Growth
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series:    12.84%       17.02%     66.52%       3.62%      0.00%
Growth
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation Series:    0.00%        11.80%     87.02%       1.18%      0.00%
Aggressive Growth
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series  16.24%       29.14%     53.86%       0.46%      0.30%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value       15.81%       30.06%     52.78%       0.58%      0.77%
Equity Series
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series              13.41%       36.44%     49.35%       0.38%      0.42%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series      15.27%       38.10%     46.43%       0.19%      0.01%
-----------------------------------------------------------------------------------------------------------------------------------

    Phoenix Life Insurance Company (a New York insurance company) is a direct, wholly owned subsidiary of The Phoenix Companies, Inc. (a Delaware company). PHL Variable Insurance Company (a Connecticut insurance company) and Phoenix Life and Annuity Company (a Connecticut insurance company) are wholly owned subsidiaries of PM Holdings, Inc. PM Holdings, Inc. is a direct, wholly owned subsidiary of Phoenix Life Insurance Company. The executive offices of the companies are located at One American Row, Hartford, CT. No shares are held by any advisor or subadvisor of the Fund. A Shareholder owning of record or beneficially more than 25% of a series' outstanding shares may be considered a controlling person. That Shareholder's vote could have a more significant effect on matters presented at a Shareholders' meeting than votes of other Shareholders.

THE INVESTMENT ADVISORS, SUBADVISORS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

THE INVESTMENT ADVISORS
    The Fund has entered into Investment Advisory Agreements (each an "Agreement" and together the "Agreements") with Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc., Engemann Asset Management and Duff & Phelps Investment Management Co. (each an "advisor" and together the "advisors") to serve as investment advisors to the various series of the Fund, as described below. The Agreements provide that each advisor shall furnish continuously, at its own expense, an investment program for each of the series, subject at all times to the supervision of the Trustees.

    The Agreements also provide that the adviser shall furnish investment research and advice, implementation of the investment program, including the purchase and sale of securities, and regular reports to the Trustees. Generally, the Agreements provide that the advisor shall supply, at its own expense, certain items, such as office facilities, as well as personnel necessary to perform the functions required to manage the investment of each series' assets, and personnel to serve, without salary from the Fund, as officers of the Fund.

    The Agreements remain in effect for two years following the initial effective date with respect to a series, and continue in force from year to year thereafter for all series, provided that, with respect to each series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Fund or by the advisors, on sixty (60) days written notice.

    The Agreements provide that the advisors shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisors in the performance of its duties thereunder.

PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC") is the investment advisor to the following series of the Fund:


>  Phoenix Capital Growth Series
>  Phoenix Growth and Income Series
>  Phoenix Money Market Series
>  Phoenix Multi-Sector Fixed Income Series
>  Phoenix Multi-Sector Short Term Bond Series
>  Phoenix Strategic Allocation Series
>  Phoenix-Aberdeen International Series


    The Fund pays PIC, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of each of these series, as described in the tables below. There can be no assurance that a series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

------------------------------------------------------------------
                       RATE FOR        RATE FOR       RATE FOR
                         FIRST           NEXT       EXCESS OVER
SERIES                $250,000,000   $250,000,000   $500,000,000
------------------------------------------------------------------
Phoenix Capital Growth   .70%            .65%          .60%
------------------------------------------------------------------

Phoenix Growth and       .70%            .65%          .60%
Income
------------------------------------------------------------------
Phoenix Money Market     .40%            .35%          .30%
------------------------------------------------------------------
Phoenix Multi-Sector     .50%            .45%          .40%
Fixed Income
------------------------------------------------------------------
Phoenix Multi-Sector
Short Term Bond          .50%            .45%          .40%
------------------------------------------------------------------
Phoenix Strategic        .60%            .55%          .50%
Allocation

------------------------------------------------------------------
Phoenix-Aberdeen         .75%            .70%          .65%
International
------------------------------------------------------------------


    PIC has been an investment advisor for over seventy years, and is an investment advisor and subadvisor to other mutual funds and institutional clients. Phoenix Equity Planning Corporation ("PEPCO") owns all of the outstanding stock of PIC, and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PEPCO also performs bookkeeping, pricing and administrative services for the Fund. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2005, PIC had approximately $19.3 billion in assets under management. PIC's offices are located at 56 Prospect Street, Hartford, Connecticut 06115.

PHOENIX VARIABLE ADVISORS, INC.
    Phoenix Variable Advisors, Inc. ("PVA") is the investment advisor to the following series of the Fund:

>   Phoenix Mid-Cap Growth Series

>   Phoenix-Alger Small-Cap Growth Series
>   Phoenix-S&P Dynamic Asset Allocation Series: Moderate

>   Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
>   Phoenix-S&P Dynamic Asset Allocation Series: Growth
>   Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
>   Phoenix-Sanford Bernstein Mid-Cap Value Series
>   Phoenix-Sanford Bernstein Small-Cap Value Series
>   Phoenix-Van Kampen Comstock Series
>   Phoenix-Van Kampen Equity 500 Index Series


     The Fund pays PVA, as full compensation for the services and facilities furnished to the Fund under the Agreement; a fee based on an annual percentage of the average daily net assets of each of these series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.


------------------------------------------------------------------

------------------------------------------------------------------
                        RATE FOR       RATE FOR       RATE FOR
                         FIRST           NEXT       EXCESS OVER
SERIES                $250,000,000   $250,000,000   $500,000,000
------------------------------------------------------------------

Phoenix-Van Kampen       .70%            .65%          .60%
Comstock
------------------------------------------------------------------

-----------------------------------------------------------------
SERIES                                                   RATE
-----------------------------------------------------------------
Phoenix Mid-Cap Growth                                   .80%
-----------------------------------------------------------------

Phoenix-Alger Small-Cap Growth                           .85%

-----------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate           .40%
-----------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate
Growth                                                   .40%
-----------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Growth             .40%
-----------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocative on: Aggressive
Growth                                                   .40%
-----------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value                 1.05%
-----------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value               1.05%
-----------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index                      .45%
-----------------------------------------------------------------

    PVA began operations as an investment advisor in 1999, the same year it began serving as an investment advisor to the Fund. PVA is a wholly owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly owned subsidiary of Phoenix. PVA was established to actively monitor and manage subadvisor performance for those series of the Fund where the subadvisor is not affiliated with Phoenix. Phoenix is a wholly owned subsidiary of The Phoenix Companies, Inc. This remains PVA's sole business activity. As of December 31, 2005, PVA has approximately $673 million in assets under management. PVA's offices are located at One American Row, Hartford, Connecticut 06102.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    Duff & Phelps Investment Management Co. ("DPIM") is the investment advisor to the following series of the Fund:

>   Phoenix-Duff & Phelps Real Estate Securities Series.

    The Fund pays DPIM, as full compensation for the services and facilities furnished to the Fund under the Agreement, a fee based on an annual percentage of the average daily net assets of the series, as described in the table below. There can be no assurance that the series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

------------------------------------------------------------------
                      RATE FOR        RATE FOR        RATE FOR
                        FIRST           NEXT         EXCESS OVER
SERIES              $1,000,000,000  $1,000,000,000  $2,000,000,000
------------------------------------------------------------------
Phoenix-Duff &          .75%          .70%          .65%
Phelps Real Estate
Securities
------------------------------------------------------------------

    DPIM also serves as investment advisor for other funds. DPIM is a subsidiary of PXP, and an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PXP, an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 2005, DPIM had approximately $6 billion in assets under management. DPIM's offices are located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.


COMPENSATION OF PORTFOLIO MANAGERS OF THE ADVISORS

PHOENIX INVESTMENT COUNSEL, INC., PHOENIX VARIABLE ADVISORS, INC. AND ENGEMANN ASSET MANAGEMENT

    Overall, the compensation program for Phoenix Investment Counsel, Inc., Phoenix Variable Advisors, Inc. and Engemann Asset Management, (collectively, the "advisors") is adequate and competitive to attract and retain high-caliber investment professionals. The advisors' investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term incentive compensation program to defer their compensation and reduce tax implications.

    The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contributions to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a series mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

    Finally, portfolio managers and investment professionals may also receive The Phoenix Companies, Inc. stock options and/or be granted The Phoenix Companies, Inc. restricted stock at the direction of PXP's Board of Directors.

    Following, is a more detailed description of the compensation structure of the series' portfolio managers disclosed as such in the series' prospectus.

Base Salary
    Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. The advisors use compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus
    Generally, the current Performance Incentive Plan for portfolio managers is made up of three components:

1. Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks for each series managed. Performance of the series and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each series managed as weighted roughly by total assets in each of those series.
2. Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.
3. Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

    The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that are based on investment goals and individual performance and on The Phoenix Companies, Inc.'s return on equity; (ii) may have fewer performance periods,
(iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus
    Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock of The Phoenix Companies, Inc., which vests over three years.

Other Benefits
    Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the series as named in the prospectus. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds within the Phoenix Fund Complex or other similar accounts.

-----------------------------------------------------------------
                      PHOENIX-S&P SERIES
-----------------------------------------------------------------
                      NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
-------------------- ------------- -------------- ---------------
                      REGISTERED   OTHER POOLED
                      INVESTMENT    INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES     OTHER ACCOUNTS
-------------------- ------------- -------------- ---------------
Christopher M.         7; $196.9         0         6; $16.4
Wilkos                  million                    billion
-----------------------------------------------------------------

-----------------------------------------------------------------

                PHOENIX GROWTH AND INCOME SERIES

-----------------------------------------------------------------
                      NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
-------------------- ------------- -------------- ---------------
                      REGISTERED   OTHER POOLED
                      INVESTMENT    INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES     OTHER ACCOUNTS
-------------------- ------------- -------------- ---------------
Steve Colton           5; $1.2          0         4; $188 million
                       billion
-----------------------------------------------------------------

-----------------------------------------------------------------

               PHOENIX MULTI-SECTOR FIXED INCOME
              PHOENIX MULTI-SECTOR SHORT TERM BOND
                  PHOENIX STRATEGIC ALLOCATION

-----------------------------------------------------------------
                      NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
-------------------- ------------- -------------- ---------------
                      REGISTERED   OTHER POOLED
                      INVESTMENT    INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES     OTHER ACCOUNTS
-------------------- ------------- -------------- ---------------
David L. Albrycht     9; $2.6            0              0
                      billion
-----------------------------------------------------------------


Note: Registered Investment Companies include all open- and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

    As compensation for his responsibilities with respect to the Other Accounts, Mr. Wilkos received a fixed salary and bonus for the year ended December 31, 2005.

    For 2005, Mr. Albrycht received a base salary, cash bonus, restricted stock and deferred cash compensation.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

    Incentive Bonus. Incentive bonus compensation of the Fund's portfolio managers is currently comprised of two components: 50% of the incentive bonus is based on the pretax performance of the Advisor's largest closed end fund, as measured by earnings per share and total return over a one-year period, 25% of the incentive bonus is based in the DPIM REIT performance versus the NAREIT Equity Total Return Index on one-year, three-year and five-year periods, and 25% of the incentive bonus is based in the overall pretax profitability and investment return of PNX, the advisor's parent company, over a one-year period. For the years 2004 and 2005, the Fund's portfolio managers have been guaranteed that they will receive no less than 80% of the incentive bonus available under the above formula. The portfolio managers' incentive bonus compensation is not based on the value of assets held in the Fund's portfolio, except to the extent that the level of assets in the Fund's portfolio affects the advisory fee received by the Adviser, and thus indirectly the profitability of PNX.

    As compensation for their responsibilities, Mr. Schatt and Mr. Dybas both received a fixed base salary and fixed bonus for the year ended December 31, 2005.

    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the series as named in the prospectus. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds within the Phoenix Fund Complex or other similar accounts.

-----------------------------------------------------------------
          PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES
-----------------------------------------------------------------
                      NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
-------------------- ------------- -------------- ---------------
                      REGISTERED   OTHER POOLED
                      INVESTMENT    INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES     OTHER ACCOUNTS
-------------------- ------------- -------------- ---------------
Geoffrey Dybas, CFA    3; $3.7       1; $24.6        12; $235
                       billion        million        million
-------------------- ------------- -------------- ---------------
Michael Schatt         3; $3.7       1; $24.6        12; $235
                       billion        million        million
-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. For the REIT series there are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS
    The members of the portfolio management teams of The Phoenix Edge Series Fund do not beneficially own any shares in the Fund.

EXPENSE REIMBURSEMENT ARRANGEMENTS
    The advisors agreed to reimburse the Fund for certain operating expenses for all series. Up to August 31, 2006, the portion of these expenses to be paid by each series is listed in the following table.

---------------------------------------------------------------
                                            MAXIMUM OPERATING
SERIES                                          EXPENSE
---------------------------------------------------------------
Phoenix Capital Growth                              .25%
---------------------------------------------------------------

Phoenix Growth and Income                           .25%

---------------------------------------------------------------
Phoenix Mid-Cap Growth                              .35%
---------------------------------------------------------------

Phoenix Money Market                                .25%
---------------------------------------------------------------
Phoenix Multi-Sector Fixed Income                   .25%
---------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond                .20%
---------------------------------------------------------------
Phoenix Strategic Allocation                        .25%

---------------------------------------------------------------
Phoenix-Aberdeen International                      .40%
---------------------------------------------------------------

Phoenix-Alger Small-Cap Growth                      .15%
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate                   .35%
Securities
---------------------------------------------------------------

Phoenix-Sanford Bernstein Mid-Cap Value             .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value           .25%
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:               .05%*
Moderate
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:
Moderate Growth                                     .05%*
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:               .05%*
Growth
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:
Aggressive Growth                                   .05%*
---------------------------------------------------------------
Phoenix-Van Kampen Comstock                         .25%
---------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index                 .20%
---------------------------------------------------------------

    Effective September 1, 2006, the advisors have contractually agreed to reimburse expenses of the Fund, to the extent that such expenses exceed the operating expenses of the series' average net assets (the "expense caps") until April 30, 2008 as listed in the chart below.

---------------------------------------------------------------
                                            MAXIMUM OPERATING
SERIES                                          EXPENSE
---------------------------------------------------------------
Phoenix Capital Growth                              .25%
---------------------------------------------------------------

Phoenix Growth and Income                           .15%

---------------------------------------------------------------
Phoenix Mid-Cap Growth                              .30%
---------------------------------------------------------------

Phoenix Money Market                                .25%
---------------------------------------------------------------
Phoenix Multi-Sector Fixed Income                   .25%
---------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond                .20%
---------------------------------------------------------------
Phoenix Strategic Allocation                        .25%

---------------------------------------------------------------
Phoenix-Aberdeen International                      .30%
---------------------------------------------------------------

Phoenix-Alger Small-Cap Growth                      .15%
---------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate                   .35%
Securities
---------------------------------------------------------------

Phoenix-S&P Dynamic Asset Allocation:               .05%
Aggressive Growth
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:               .05%
Growth
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:               .05%
Moderate
---------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation:               .05%
Moderate Growth
---------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value             .25%
---------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value           .25%
---------------------------------------------------------------
Phoenix-Van Kampen Comstock                         .25%
---------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index                 .15%
---------------------------------------------------------------

    The Agreements also provide that the advisors will reimburse the Fund for the amount, if any, by which the total operating expenses (excluding the advisor's compensation, interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified.

    The Agreements also provide that all costs and expenses not specifically enumerated, as payable by the advisors shall be paid by the Fund (or, in certain cases, Phoenix). To the extent that any expenses are paid by the Fund, they will be paid by the series incurring them or, in the case of general expenses, may be charged among the series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors (or, in certain cases, Phoenix)) incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund (or, in certain cases, Phoenix) also will pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

    The advisors were compensated for the last three calendar years as follows:

---------------------------------------------------------------
         DUFF & PHELPS INVESTMENT MANAGEMENT COMPANY
---------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                   DECEMBER 31,
          SERIES              2005        2004        2003
---------------------------------------------------------------
  Phoenix-Duff & Phelps    $ 940,602   $ 743,353   $ 542,642
  Real Estate Securities
  Series
---------------------------------------------------------------

---------------------------------------------------------------

               PHOENIX INVESTMENT COUNSEL, INC.

---------------------------------------------------------------
                            COMPENSATION FOR THE YEAR ENDED
                                   DECEMBER 31,
          SERIES              2005        2004        2003
---------------------------------------------------------------

  Phoenix Growth and       $1,018,288  $         0 $         0
  Income Series*
---------------------------------------------------------------
  Phoenix-Van Kampen       $  835,776  $   716,027 $   539,766
  Comstock Series**
---------------------------------------------------------------

*    For the years 2005-2003, this series was managed by Engemann Asset
     Management.
** For the year 2005, this series was managed by Engemann Asset Management. For the years 2004 and 2003, this series was managed by Phoenix Investment Counsel, Inc. This series is now managed by Morgan Stanley Investment Management Inc.

---------------------------------------------------------------
               PHOENIX VARIABLE ADVISORS, INC.
---------------------------------------------------------------

                            COMPENSATION FOR THE YEAR ENDED
                                   DECEMBER 31,
          SERIES              2005        2004        2003
---------------------------------------------------------------

  Phoenix-Alger Small-Cap
  Growth Series            $ 177,424   $ 147,539    $ 58,790
---------------------------------------------------------------
  Phoenix-Sanford         $1,214,233  $1,030,879    $707,812
  Bernstein Mid-Cap Value
  Series

---------------------------------------------------------------
  Phoenix-Sanford          $ 716,035   $ 593,839    $384,334
  Bernstein Small-Cap
  Value Series
---------------------------------------------------------------
  Phoenix-Van Kampen       $ 501,703   $ 516,365    $412,644
  Equity 500 Index Series
---------------------------------------------------------------

THE SUBADVISORS
    PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

>   ABERDEEN ASSET MANAGEMENT INC.
    PIC has engaged Aberdeen Asset Management Inc. ("Aberdeen") as a subadvisor to the Phoenix-Aberdeen International Series. Aberdeen provides the day-to-day portfolio management for the series. For implementing certain portfolio transactions and providing other services to the series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the series as follows:

  ----------------------------------------------------------------
  SERIES                           RATE     BREAKPOINT ASSETS
  ----------------------------------------------------------------
                                   .375%    On first $250 million
  Phoenix-Aberdeen           -------------------------------------
  International Series             .350%    On next $250 million
                             -------------------------------------
                                   .325%    On excess
  ----------------------------------------------------------------

    Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent's wholly owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates for which such entities shall be paid a fee by Aberdeen.

    Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Scotland; London, England; Singapore and the United States and elsewhere around the globe, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2005, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $123 billion in assets under management. Aberdeen Asset Management PLC's principal offices are located at One Bow Churchyard, Cheapside, London EC4M 9HH.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Like its competitors in the investment management industry, Aberdeen Asset Management PLC ("Aberdeen PLC") recognizes the importance of motivating and retaining key employees. Overall compensation packages are competitive relative to investment management industry standards. Aberdeen PLC seeks to offer its investment professionals both competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities, experience and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, the overall performance of the team/business unit and Aberdeen PLC's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Aberdeen PLC equity).

    Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that can be a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. Certain senior investment professionals may be subject to a mandatory deferral of a portion of their cash and equity compensation to act as a retention tool.

    As a UK listed PLC, Aberdeen Asset Management has an independent Remuneration Committee that has sole responsibility for authorizing all compensation payments to senior employees, many of which will be investment professionals. This committee is also mandated to agree the design of any incentive scheme that must ultimately go for shareholder approval. To evaluate its investment professionals, the Subadvisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets clients' risk and return objectives. When determining total compensation, the Subadvisor considers a number of quantitative and qualitative factors such as:

    Investment performance over various periods i.e.1, 3 and 5 years versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the subadvisor assesses compliance, risk management and teamwork skills.

    Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and general good corporate behavior of the Subadvisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

    In addition, the Subadvisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts.

----------------------------------------------------------------
             PHOENIX-ABERDEEN INTERNATIONAL SERIES
----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                UNDER MANAGEMENT
------------------- -------------- ------------- ---------------
                     REGISTERED     OTHER POOLED
                     INVESTMENT     INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES    OTHER ACCOUNTS
------------------- -------------- ------------- ---------------
Beverley Hendry        7; $3.7          0              0
                       billion
------------------- -------------- ------------- ---------------
Stephen Docherty       1; $191        18; $3     19; $1 billion
                       million       billion
------------------- -------------- ------------- ---------------
Bruce Stout            1; $191        18; $3     19; $1 billion
                       million       billion
------------------- -------------- ------------- ---------------
Andrew McMenigall      1; $191        18; $3     19; $1 billion
                       million       billion
------------------- -------------- ------------- ---------------
Andrew Preston         1; $191        18; $3     19; $1 billion
                       million       billion
----------------------------------------------------------------

    The following table provides information as of December 31, 2005 regarding the portfolio managers involved in this account that are responsible for managing accounts with performance based fees at this time.

----------------------------------------------------------------
             PHOENIX-ABERDEEN INTERNATIONAL SERIES
------------------- --------------------------------------------
                         NUMBER OF OTHER ACCOUNTS MANAGED;
                                PERFORMANCE BASED
------------------- -------------- ------------- ---------------
                     REGISTERED     OTHER POOLED
                     INVESTMENT     INVESTMENT
PORTFOLIO MANAGER     COMPANIES      VEHICLES    OTHER ACCOUNTS
------------------- -------------- ------------- ---------------
Stephen Docherty          0           1; $1            0
                                     billion
------------------- -------------- ------------- ---------------
Bruce Stout               0           1; $1            0
                                     billion
------------------- -------------- ------------- ---------------
Andrew McMenigall         0           1; $1            0
                                     billion
------------------- -------------- ------------- ---------------
Andrew Preston            0           1; $1            0
                                     billion
----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the series' shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   ALLIANCEBERNSTEIN L.P.
    Pursuant to subadvisory agreements between PVA and AllianceBernstein, AllianceBernstein, through Bernstein, is the furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Phoenix-Sanford Bernstein Mid-Cap Value and Phoenix-Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to AllianceBernstein based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                             RATE   BREAKPOINTS ASSETS
------------------------------- -------- ---------------------
Phoenix-Sanford Bernstein          .80%  On first $25 million
Mid-Cap Value(1)                ------------------------------
                                   .60%  On excess
--------------------------------------------------------------

--------------------------------------------------------------
SERIES                           RATE    BREAKPOINT ASSETS
------------------------------- -------- ---------------------
                                 .9000%  On first $10 million
Phoenix-Sanford Bernstein       ------------------------------
Small-Cap Value(1)               .7875%  On next $10 million
                                ------------------------------
                                 .6750%  On excess
--------------------------------------------------------------

(1) These series subadvised by the Bernstein Equities Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small-Cap Value Series is 0.80% of average daily net assets.

    AllianceBernstein is a leading international investment advisor supervising client accounts with assets as of December 31, 2005 totaling approximately $579 billion. AllianceBernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc., a registered investment advisor and broker/dealer acquired by AllianceBernstein in October 2000 that managed value-oriented investment portfolios since 1967. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)  Discretionary incentive compensation in the form of an annual cash bonus:
      AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
      AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.(1)

    Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

--------------------
(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in the account are responsible for managing any accounts with performance based fees at this time.

----------------------------------------------------------------
        PHOENIX-SANFORD/BERNSTEIN MID-CAP VALUE SERIES PHOENIX-SANFORD/BERNSTEIN SMALL-CAP VALUE SERIES
----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                UNDER MANAGEMENT
                   ---------------------------------------------
                    REGISTERED   OTHER POOLED
                    INVESTMENT    INVESTMENT
PORTFOLIO MANAGER    COMPANIES     VEHICLES     OTHER ACCOUNTS
----------------------------------------------------------------
James MacGregor          0             0              0
----------------------------------------------------------------
Joseph Paul          11; $1.8      35; $304    58; $1.5 billion
                      billion       million
----------------------------------------------------------------
Andrew Weiner            0             0              0
----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

    Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

    Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

    Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

      To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   BENNETT LAWRENCE MANAGEMENT, LLC

    Pursuant to a subadvisory agreement between PVA and Bennett Lawrence Management, LLC ("BLM"), BLM is the subadvisor and furnishes portfolio management services to the Phoenix Mid-Cap Growth Series. For the services provided, PVA pays a monthly fee to BLM based on an annual percentage of the average daily net assets of the series as follows:


----------------------------------------------------------------
SERIES                                                 RATE
----------------------------------------------------------------
Phoenix Mid-Cap Growth                                 .40%
----------------------------------------------------------------


    BLM's principal place of business is located at 757 Third Avenue, 19th Floor, New York, New York 10017. As of December 31, 2005, BLM had approximately $2 billion in assets under management.


COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Like its competitors in the investment management industry, Bennett Lawrence recognizes the importance of motivating and retaining key employees. Being a part of a small and growing investment management firm, and having the potential to become an owner of the organization, have proven to be strong incentives for the employees of Bennett Lawrence. This ownership and compensation structure has also been an effective way to attract and recruit new employees.

    Van Schreiber and Alex Ely, the co-portfolio managers of both series, are members (owners) of the Limited Liability Company; as such the majority of their compensation is based upon firm profitability. However, there is a performance bonus that is awarded annually based upon the effectiveness of their individual stock picks and the performance results of our client portfolios relative to specific benchmarks and peer comparisons.

    Overall compensation packages for the rest of the investment team are competitive relative to investment management industry standards and comprise two main elements: base salary and bonuses.

    Base Salary. The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. Bennett Lawrence analyzes industry compensation packages as a tool in determining each portfolio manager's and analyst's base salary.

    Bonuses. The aggregate incentive compensation pool is determined by the Compensation Committee of Bennett Lawrence. The size of the pool is determined by the profitability of the firm.

    In the calculation of an investment professional's bonus, Bennett Lawrence takes into consideration investment matters, which include the performance of the individual's recommendations on both an absolute basis as well as relative to a pre-agreed upon benchmark. The investment professionals are then ranked based upon how well they score on both of these measures. Bonuses are then paid with the larger portion of the bonus pool going to the largest contributor and then down through the ranks.

    The compensation program at Bennett Lawrence has proven to be an effective means to retain high caliber investment professionals while providing the proper incentive to work together toward the goal of producing strong investment results without taking excessive risk.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in the account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
                    PHOENIX MID-CAP GROWTH SERIES
-----------------------------------------------------------------
                    NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                UNDER MANAGEMENT
                -------------------------------------------------
                   REGISTERED   OTHER POOLED
   PORTFOLIO       INVESTMENT    INVESTMENT
    MANAGER        COMPANIES      VEHICLES      OTHER ACCOUNTS
-----------------------------------------------------------------
Van Schreiber    4; $129.2      8; $421.7     290; $1,455.7
                 million        million       million
-----------------------------------------------------------------
Alex Ely         4; $129.2      8; $421.7     290; $1,455.7
                 million        million       million
-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each series' investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the subadvisor may have in place that could benefit the funds and/or such other accounts.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.


>   FRED ALGER MANAGEMENT, INC.
    Pursuant to a subadvisory agreement between PVA and Fred Alger Management, Inc. ("Alger"), Alger is the subadvisor and furnishes portfolio management services to the Phoenix-Alger Small-Cap Growth Series. For the services provided, PVA pays a monthly fee to Alger based on an annual percentage of the average daily net assets of the series as follows:

-------------------------------------------------------------
SERIES                                          RATE
-------------------------------------------------------------
Phoenix-Alger Small-Cap Growth                  .45%
-------------------------------------------------------------

    Alger advises over 130 mutual funds and other accounts with a total of approximately $9.23 billion in assets as of December 31, 2005. Alger's principal offices are located at 111 Fifth Avenue, New York, New York 10003.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    Recognizing the importance of retaining high quality professionals, we have invested substantial resources in our investment staff over the years. We believe that our overall compensation structure is competitive with industry standards and that the members of our investment staff are provided with the opportunity to enhance their career and develop professionally with Fred Alger Management, Inc.

    The firm's professionals are compensated by salary and incentive bonuses that are at the top of industry norm. The total compensation package is based on individual effort and achievement as well as firm profitability. Our analysts and portfolio managers are eligible for annual incentive bonuses that are based on individual productivity, overall contribution to our research efforts and the performance of our investment products. In addition, to encourage individual achievement, semiannually, the two analysts who have contributed the most successful investment recommendations may receive a sizeable bonus. The success of the recommendations is measured relative to the individual analyst's sectors, the total market, and the success of getting purchases into portfolios as well as the avoidance of underperforming stocks or sectors.

    Through the above financial and career incentives, we have been highly successful in attracting, motivating and retaining our key investment professionals.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

--------------------------------------------------------------
            PHOENIX-ALGER SMALL-CAP GROWTH SERIES
--------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                   -------------------------------------------
                     REGISTERED    OTHER POOLED
                     INVESTMENT     INVESTMENT      OTHER
PORTFOLIO MANAGER    COMPANIES*     VEHICLES**   ACCOUNTS***
--------------------------------------------------------------
Jill Greenwald,       5; $838           0           7; $21
CFA                   million                      million
--------------------------------------------------------------

*    Includes proprietary mutual funds
** Includes subadvisory relationships for which Fred Alger Management, Inc. serves as the investment manager
***  Includes wrap programs

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    Alger's portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds subadvised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible, that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimus positions, and to accounts with specialized investment policies and objectives.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

>   HARRIS INVESTMENT MANAGEMENT, INC.
     Pursuant to an agreement between PIC and Harris Investment Management, Inc.
(HIM), HIM is the subadvisor and furnishes portfolio management services to the Phoenix Capital Growth Series. PIC pays a monthly fee to HIM based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------
SERIES                                RATE
--------------------------------------------
Phoenix Capital Growth                .30%
--------------------------------------------

    HIM is located at 190 South LaSalle Street, 4th Floor, P. O. Box 755, Chicago, IL 60603. HIM has been an investment advisor since 1989. HIM is a wholly owned subsidiary of Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly owned subsidiary of Harris Financial Corp., which is a wholly owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2005, HIM had approximately $21.7 billion in assets under management.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    The following describes the structures and method of calculating the portfolio managers' compensation as of December 31, 2005.

    The compensation program for investment professionals of HIM, including the portfolio managers of the Phoenix Insight Funds, is designed to provide a total compensation package that (a) serves to align employees' interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.

    All investment professionals are compensated through a combination of a fixed base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm's investment professionals. Bonus amounts are determined by many factors including: the pre-tax investment performance of the portfolio manager compared to the performance of a relevant benchmark and performance of a peer group of funds or managers over a rolling one- and three-year performance period, each individual's contributions to the success of the firm, and certain other factors at the discretion of senior management. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.

    HIM also has a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of HIM, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually and elect to defer receipt of the award and earnings thereon until a future date. The award for each participant, expressed as a percentage of the pre-tax, pre-long-term incentive profits of HIM, is determined by senior management and communicated to participants early in each award year. The awards vest after a period of three years from the end of the specific year for which the awards are granted, and are payable to participants based on the provisions of the program and the elections of the participants.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
                 PHOENIX CAPITAL GROWTH SERIES
-----------------------------------------------------------------
                     NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                 UNDER MANAGEMENT
                   ----------------------------------------------
                     REGISTERED     OTHER POOLED
                     INVESTMENT      INVESTMENT
PORTFOLIO MANAGER     COMPANIES       VEHICLES    OTHER ACCOUNTS
-----------------------------------------------------------------
T. Andrew Janes        4; $901        4; $168         3; $80
                       million        million         million
-----------------------------------------------------------------
Daniel L. Sido         6; $1.2        5; $811         7; $57
                       billion        million         million
-----------------------------------------------------------------
Mark Wimer                0              0               0
-----------------------------------------------------------------

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
     As shown in the table above, the portfolio managers may manage other accounts, including separately managed accounts, which have investment strategies similar to those of the series. Fees earned by the advisor or a subadvisor may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the series. A conflict also may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a portfolio manager is not able to take full advantage of that opportunity because that opportunity must be allocated among multiple accounts. In addition, the portfolio manager may execute transactions for another account that could adversely impact the value of securities held by the series. However, the subadvisor believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. In addition, the advisor and subadvisors have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

OWNERSHIP OF SECURITIES
     None of the portfolio managers beneficially own any shares in the Fund.

>   MORGAN STANLEY INVESTMENT MANAGEMENT INC.
    Pursuant to a subadvisory agreement between PVA and Morgan Stanley Investment Management Inc., dba Van Kampen ("Van Kampen"), Van Kampen is the subadvisor and furnishes portfolio management services to the Phoenix-Van Kampen Comstock and Phoenix-Van Kampen Equity 500 Index Series. For the services provided, PVA pays a monthly fee to Van Kampen based on an annual percentage of the average daily net assets of the series as follows:

--------------------------------------------------------------
SERIES                                            RATE
--------------------------------------------------------------
Phoenix-Van Kampen Comstock                     .35%
--------------------------------------------------------------

--------------------------------------------------------------
SERIES                           RATE     BREAKPOINT ASSETS
------------------------------- --------- --------------------
Phoenix-Van Kampen Equity 500   .225%     On first $50
Index                                     million
                                --------- --------------------
                                .180%     On next $150
                                          million
                                --------- --------------------
                                .135%     On excess
--------------------------------------------------------------

    Van Kampen's principal place of business is located at 1221 Avenue of the Americas, New York, NY. As of December 31, 2005, Van Kampen together with its affiliated asset management companies had approximately $434 billion in assets under management.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
PORTFOLIO MANAGER COMPENSATION STRUCTURE
    Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-   CASH BONUS;

- MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

- INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

- VOLUNTARY DEFERRED COMPENSATION PLANS -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount:
    (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

    Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/accounts primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Investment Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the series. As noted in the table, the portfolio managers managing the series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account are responsible for managing any accounts with performance based fees at this time.

-----------------------------------------------------------------
               PHOENIX-VAN KAMPEN COMSTOCK SERIES
-----------------------------------------------------------------
                    NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                                UNDER MANAGEMENT
                  -----------------------------------------------
                    REGISTERED    OTHER POOLED
                    INVESTMENT     INVESTMENT
PORTFOLIO MANAGER    COMPANIES      VEHICLES     OTHER ACCOUNTS
-----------------------------------------------------------------
B. Robert Baker,    16; $26.6      2; 1.2       18.999; $2.2
Jr.                 billion        billion      billion
-----------------------------------------------------------------
Jason S. Leder      16; $26.6     2; 1.2        18.999; $2.2
                    billion       billion       billion
-----------------------------------------------------------------
Kevin C. Holt       16; $26.6     2; 1.2        18.999; $2.2
                    billion       billion       billion
-----------------------------------------------------------------


-----------------------------------------------------------------
           PHOENIX-VAN KAMPEN EQUITY 500 INDEX SERIES
-----------------------------------------------------------------
                    NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                              UNDER MANAGEMENT
                  -----------------------------------------------
                    REGISTERED    OTHER POOLED
                    INVESTMENT     INVESTMENT
PORTFOLIO MANAGER    COMPANIES      VEHICLES     OTHER ACCOUNTS
-----------------------------------------------------------------
Kevin Jung         9; $6 billion       N/A            N/A
-----------------------------------------------------------------
Thomas H. Moore*        N/A            N/A            N/A
-----------------------------------------------------------------

* Thomas H. Moore was named as a member of the Systematic Equities team in 2006.

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Van Kampen may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the portfolios of the Fund. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.


>   STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC
    Pursuant to a subadvisory agreement between PIC and Standard & Poor's Investment Advisory Services LLC ("SPIAS"), SPIAS serves as subadvisor to the Phoenix-S&P Series. The subadvisor does not have any trading, clearing or custody operations responsibility. For the services provided, PIC pays a monthly fee to SPIAS based on an annual percentage of the combined average daily net assets of all of the series as follows:

--------------------------------------------------------------
SERIES                                                RATE
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate        .12%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Moderate        .12%
Growth
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Growth          .12%
--------------------------------------------------------------
Phoenix-S&P Dynamic Asset Allocation: Aggressive      .12%
Growth
--------------------------------------------------------------

    SPIAS is the subadvisor to the Phoenix-S&P Series. SPIAS is located at 55 Water Street, New York, NY 10041. As of December 31, 2005, SPIAS had approximately $15 billion in assets under advisement. The subadvisor is a registered investment advisor and a wholly owned subsidiary of the McGraw-Hill Companies, Inc.

COMPENSATION OF PORTFOLIO MANAGERS OF THE SUBADVISOR
    John Krey's compensation is a combination of salary and bonus. Bonuses are based on individual performance assessments and on the overall profits of the Investment Services division of Standard & Poor's, of which SPIAS is a part. David Braverman's compensation can vary based on his achievement of various business management objectives. The performance of the accounts he manages is one of many objectives that are considered in his overall evaluation that determines his merit increase and bonus. As compensation for their responsibilities, Mr. Krey and Mr. Braverman both received a fixed base salary and discretionary bonus for the year ended December 31, 2005.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
    The following table provides information as of December 31, 2005 regarding any other accounts that Standard & Poor's manages or provides investment recommendations.

--------------------------------------------------------------
       PHOENIX-S&P DYNAMIC ASSET ALLOCATION: MODERATE PHOENIX-S&P DYNAMIC ASSET ALLOCATION: MODERATE GROWTH
        PHOENIX-S&P DYNAMIC ASSET ALLOCATION: GROWTH
   PHOENIX-S&P DYNAMIC ASSET ALLOCATION: AGGRESSIVE GROWTH
--------------------------------------------------------------
                   NUMBER OF OTHER ACCOUNTS MANAGED; ASSETS
                               UNDER MANAGEMENT
                  --------------------------------------------
                   REGISTERED    OTHER POOLED
                   INVESTMENT     INVESTMENT        OTHER
PORTFOLIO MANAGER   COMPANIES      VEHICLES       ACCOUNTS
--------------------------------------------------------------
David Braverman         0          2; $11         2; $83
                                   billion        million
--------------------------------------------------------------
John Krey               0               0             6*
--------------------------------------------------------------

* For the other accounts advised by Mr. Krey, he provides advice as to model portfolios and thus may not be deemed to be providing advice as to specific assets.

DESCRIPTION OF ANY POTENTIAL MATERIAL CONFLICTS OF INTEREST
    Mr. Braverman and Mr. Krey provide investment advice to multiple accounts with similar investment objectives and there are potential conflicts of interest. Such conflicts may arise with respect to the allocation of investment opportunities among the Phoenix-S&P Series and other accounts with similar investment objectives and policies. They potentially could use information concerning the Series' transactions to the advantage of other accounts and to the detriment of the Series'. To address these potential conflicts of interest, SPIAS has adopted and implemented a number of policies and procedures. Among other things, members of the investment team are required to sign the SPIAS Code of Ethics. The Code addresses conflict situations, most specifically in terms of personal trading policies, but also in general provisions that advice to clients must not be affected by conflicts of interest. SPIAS does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Phoenix-S&P Series and the investments of the other accounts referenced in the table above.

OWNERSHIP OF SECURITIES
    None of the portfolio managers beneficially own any shares in the Fund.

SUBADVISOR COMPENSATION
    The subadvisors were compensated for the last three calendar years as follows:

-----------------------------------------------------------------
                 ABERDEEN ASSET MANAGEMENT, INC.
-----------------------------------------------------------------
                              COMPENSATION FOR THE YEAR ENDED
                                        DECEMBER 31,
          SERIES               2005        2004         2003
-----------------------------------------------------------------
Phoenix-Aberdeen            $ 674,127   $ 570,220    $ 472,071
International Series
-----------------------------------------------------------------


                ALLIANCE CAPITAL MANAGEMENT, L.P.
-----------------------------------------------------------------
                              COMPENSATION FOR THE YEAR ENDED
                                        DECEMBER 31,
          SERIES               2005        2004         2003
-----------------------------------------------------------------
Phoenix-Van Kampen Equity   $ 223,181    $ 229,046   $ 187,055
500 Index Series*
-----------------------------------------------------------------
Phoenix-Sanford/Bernstein   $ 743,847    $ 639,074   $ 454,464
Mid-Cap Value Series
-----------------------------------------------------------------
Phoenix-Sanford/Bernstein   $ 494,058    $ 406,540   $ 272,549
Small-Cap Value Series
-----------------------------------------------------------------
*For the year 2003, this series was managed by JP Morgan. For 2004-2005 and partially 2006, this series was managed by Alliance Capital Management, L.P. This series is now managed by Van Kampen as of September 1, 2006.

-----------------------------------------------------------------
                BENNETT LAWRENCE MANAGEMENT, LLC
-----------------------------------------------------------------
                              COMPENSATION FOR THE YEAR ENDED
                                        DECEMBER 31,
          SERIES               2005        2004         2003
-----------------------------------------------------------------
Phoenix Mid-Cap Growth     $  74,173         0            0
Series*
-----------------------------------------------------------------

*For years 2003-2004 and partially of 2005, this series was managed by Seneca Capital Management, LLC

-----------------------------------------------------------------
                   ENGEMANN ASSET MANAGEMENT
-----------------------------------------------------------------
                              COMPENSATION FOR THE YEAR ENDED
                                        DECEMBER 31,
          SERIES               2005        2004         2003
-----------------------------------------------------------------
Phoenix Capital Growth      $494,086   $  391,252   $ 391,936
Series
-----------------------------------------------------------------


-----------------------------------------------------------------
                   FRED ALGER MANAGEMENT, INC.
-----------------------------------------------------------------
                              COMPENSATION FOR THE YEAR ENDED
                                        DECEMBER 31,
          SERIES               2005        2004         2003
-----------------------------------------------------------------
Phoenix-Alger Small-Cap     $ 93,930         0           0
Growth Series
-----------------------------------------------------------------

*For the year 2003, this series was managed by Deutsche Asset
 Management

-----------------------------------------------------------------
                 SENECA CAPITAL MANAGEMENT, LLC
-----------------------------------------------------------------
                              COMPENSATION FOR THE YEAR ENDED
                                        DECEMBER 31,
          SERIES               2005        2004         2003
-----------------------------------------------------------------
Phoenix Mid-Cap Growth     $ 100,514    $ 235,108   $ 217,541
Series*
-----------------------------------------------------------------

*This series is now managed by Bennett Lawrence Management, LLC


THE DISTRIBUTOR
--------------------------------------------------------------------------------

    The Fund has a distribution agreement ("Distribution Agreement") with Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor") in which PEPCO serves as the Distributor for the Fund's shares of the Phoenix-S&P Series. PEPCO is located at One American Row, Hartford, CT 06102. The Phoenix-S&P Series have also adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan").

    The Fund's Distribution Agreement with respect to the shares of the Phoenix-S&P Series ("Distribution Agreement") was approved by the Board of Trustees at a Board meeting held on December 5, 2005. The Distribution Agreement will remain in effect from year to year provided the Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Fund or a series and, if applicable, who have no direct or indirect financial interest in the operation of the Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

    The Distributor conducts a continuous offering using appropriate efforts to solicit sales of Phoenix-S&P Series shares, but is not obligated to sell any specific number of shares. As of the date of this SAI, the Phoenix-S&P Series has not commenced operations; therefore no underwriting commissions have been paid.

    Pursuant to the Distribution Plan, adopted pursuant to Rule 12b-1 of the 1940 Act, the Trust compensates the Distributor from assets attributable to the shares of the Phoenix-S&P Series for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the shares of the Phoenix-S&P Series. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares of the Phoenix-S&P Series. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the Phoenix-S&P Series.

    The Distribution Plan provides that the Trust, on behalf of each Phoenix-S&P Series, may pay annually up to 0.25% of the average daily net assets of a Phoenix-S&P series attributable to its shares in respect to activities primarily intended to result in the sale of shares of the Phoenix-S&P Series. However, under the Distribution Agreement, payments to the Distributor for activities pursuant to the Distribution Plan is limited to payments at an annual rate equal to 0.25% of average daily net assets of a Phoenix-S&P Series attributable to its shares. Under the terms of the Distribution Plan and the related Distribution Agreement, each Phoenix-S&P is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Phoenix and its affiliates) providing distribution and shareholder servicing with respect to the shares of the Phoenix-S&P Series for such entities' fees or expenses incurred or paid in that regard.

    The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Fund with respect to shares of the Phoenix-S&P Series regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the shares of the Phoenix-S&P Series; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Phoenix-S&P Series; (c) holding seminars and sales meetings designed to promote the distribution of shares of the Phoenix-S&P Series; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Phoenix-S&P Series investment objectives and policies and other information about the Phoenix-S&P Series, including the performance of the series; (3) training sales personnel regarding the shares of the Phoenix-S&P Series; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Phoenix-S&P Series.

    A description of the Distribution Plan with respect to the shares of the Phoenix-S&P Series and related services and fees thereunder is provided in the prospectus. On December 5, 2005, the Board of Trustees of the Fund, including the Disinterested Trustees unanimously approved the Distribution Plan.

    The Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Fund or the Distributor of the shares of the Phoenix-S&P Series in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan or any Rule 12b-1 related agreement. In addition, the Distribution Plan and any Rule 12b-1 related agreement may be terminated as to shares of a Phoenix-S&P Series at any time, without penalty, by vote of a majority of the outstanding shares of that series, or by vote of a majority of the Disinterested Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to [0.50%] of average daily net assets annually) that may be spent for distribution of shares of any Phoenix-S&P Series without the approval of shareholders of that series.


DESCRIPTION OF PROXY VOTING POLICY
--------------------------------------------------------------------------------

    The Fund has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Fund's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

    The Policy stipulates that the Fund's investment advisor will vote proxies or delegate such responsibility to a subadvisor. The advisor or subadvisor will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund's Policy. Any advisor or subadvisor may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

    The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

> Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

> Changes to Capital Structure--dilution or improved accountability associated with such changes.

> Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

> Social and Corporate Responsibility Issues--the advisor or subadvisor will generally vote against shareholder social and environmental issue proposals.

     The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the advisor, subadvisor, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each advisor, subadvisor or delegate to notify the President of the Fund of any actual or potential conflict of interest. No advisor, subadvisor or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund.

     The Policy further imposes certain record keeping and reporting requirements on each advisor, subadvisor or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, is available free of charge by calling, toll-free, 800/243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.


CUSTODIAN
--------------------------------------------------------------------------------

    Custodians under the terms of a custodian agreement hold the securities and cash of the series of the Fund. The custodian is:

    State Street Bank and Trust Company
    225 Franklin Street
    Boston, MA 02110

    The Fund permits the custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Fund has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.


FOREIGN CUSTODIAN
--------------------------------------------------------------------------------

    The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

    PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm for the Fund, audits the Fund's financial statements. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Fund from time to time.


SERVICE AGREEMENTS
--------------------------------------------------------------------------------

    Under a Financial Agent Agreement, Phoenix Equity Planning Corporation ("PEPCO") acts as financial agent of the Fund and, as such, is responsible for certain administrative functions and the bookkeeping and pricing functions for the Fund. PEPCO is an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. PFPC, Inc. has been retained by PEPCO to perform certain administrative and pricing services for the Fund for which PEPCO pays PFPC Inc. a fee. While PEPCO has delegated certain responsibilities to PFPC Inc., PEPCO retains full responsibility for the performance of all duties of the financial agent. For its services as financial agent, PEPCO receives a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of PFPC, Inc.'s performance. PEPCO was compensated for the last three calendar years as follows:

------------------------------------------
     FOR THE YEAR ENDED    COMPENSATION
          DECEMBER 31,
------------------------------------------
          2003            $2,736,214
------------------------------------------
          2004            $2,610,251
------------------------------------------
          2005            $2,157,999
------------------------------------------

    The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of the Phoenix-affiliated funds serviced by PFPC Inc. Total fees paid by PEPCO to PFPC Inc. are allocated among all funds for which it serves as financial agent on the basis of the relative net asset of each fund or series.

    Under a Transfer Agent Agreement, PEPCO acts as transfer agent to the Fund, and as such, performs certain administrative functions related to recording the purchase and redemption of Fund shares and serving as dividend paying agent. PEPCO is not compensated by the Fund for these services.

    Under a Servicing Agreement, the Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Variable Product Operations area, located at 10 Krey Boulevard, East Greenbush, NY 12144. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2006 is 0.08% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follows:

----------------------------------------------------------
   YEAR ENDED DECEMBER 31,              FEE PAID
----------------------------------------------------------
             2003                     $1.7 million
----------------------------------------------------------
             2004                     $2.2 million
----------------------------------------------------------
             2005                     $1.9 million
----------------------------------------------------------


CODE OF ETHICS
--------------------------------------------------------------------------------

    The Fund and each of its advisors and subadvisors have adopted codes of ethics. The fund has also adopted a Senior Management Code of Ethics as required by ss.406 of Sarbanes-Oxley Act of 2002. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by a series of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund.


BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

    Subject to the supervision and control of the portfolio managers and the Trustees of the Fund, each series' subadvisor or the advisor in the case of the Phoenix-S&P Series, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions.

    In effecting portfolio transactions for the Fund, the advisors and subadvisors adhere to the Fund's policy of seeking best execution and price, determined as described below, except to the extent the Fund is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. An advisor or subadvisor may cause a series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisor or subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts, and research services may benefit both the series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the series.

    The Fund has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the advisor's personnel responsible for the selection of broker-dealers to affect series portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Fund, the advisors and Distributor from entering into any agreement or other understanding under which the Fund's direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of variable annuity contracts and variable life policies. These policies and procedures are designed to prevent the Fund from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

    If the securities in which a particular series of the Fund invests are traded primarily in the over-the-counter market, it is possible the series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

    The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, confidentiality, including trade anonymity, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Fund.

    The advisor may use its brokers/ dealer affiliates to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers.

Directors of PXP Securities Corp. or its affiliates receive benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreements do not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.

    For the fiscal years ended December 31, 2003, 2004 and 2005, brokerage commissions paid by the series on portfolio transactions totaled $4,764,888, $3,821,945 and $2,795,602 respectively.

    Of the commissions paid in the year 2005, $108,025, was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD
                                        BERNSTEIN
-----------------------------------------------------------------
Commissions paid                        $108,025
-----------------------------------------------------------------
Percent of aggregate commissions           3.86%
paid to affiliated brokers
-----------------------------------------------------------------
Percent of aggregate dollar amount         0.09%
of transactions involving
commissions effected through
affiliated brokers
-----------------------------------------------------------------

    Of the commissions paid in the year 2004, $347,121 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD         PXP
                                        BERNSTEIN     SECURITIES
-----------------------------------------------------------------
Commissions paid                        $322,721       $24,400
-----------------------------------------------------------------
Percent of aggregate commissions           8.44%         0.64%
paid to affiliated brokers
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                  4.98%          .02%
commissions effected through
affiliated brokers
-----------------------------------------------------------------

    Of the commissions paid in the year 2003, $592,584 was paid to brokers of affiliated persons of the series as follows:

-----------------------------------------------------------------
                                         SANFORD        PXP
                                        BERNSTEIN    SECURITIES
-----------------------------------------------------------------
Commissions paid                        $384,389      $208,195
-----------------------------------------------------------------
Percent of aggregate commissions           8.07%         4.37%
paid to affiliated brokers
-----------------------------------------------------------------
Percent of aggregate dollar amount
of transactions involving                  4.69%         2.63%
commissions effected through
affiliated brokers
-----------------------------------------------------------------


    Sanford Bernstein is an affiliate of AllianceBernstein. PXP Securities is an affiliate of PIC, DPIM and PVA.


    It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor ("Managed Account"). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more series advised by an advisor or subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the series in a manner equitable to each series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a series is concerned. In other cases, however, it is believed that the ability of the series to participate in volume transactions will produce better executions for the series. It is the opinion of the Board of Trustees of the Fund that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the series outweighs the disadvantages that may be said to exist from simultaneous transactions.

    The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the series' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor or subadvisor's accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated receive fair and equitable treatment. Some of the subadvisors use different allocation procedures for allocating securities of initial public offerings.


DISCLOSURE OF FUND HOLDINGS
--------------------------------------------------------------------------------

    The Trustees of The Phoenix Edge Series Fund have adopted policies with respect to the disclosure of the series' portfolio holdings by the series, issuing companies or the investment advisors. These policies provide that the series' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the series' policies prohibit the advisors and the series' other service providers from entering into any agreement to disclose series portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the series, third parties providing services to the series (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the series.

    The Board of trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of series' shareholders. The HDC is composed of the series' Compliance Officer, and officers of the series' advisors and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing and distribution.

    The series' Compliance Officer is responsible for monitoring the series' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interest of series shareholders and those of the advisors identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES
    In accordance with rules established by the SEC, each series sends semiannual and annual reports to contract and policy owners that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The series also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The series' annual and semiannual reports are available on our website at www.phoenixwealthmanagement.com. Additionally, each series provides its top 10 holdings information on Phoenix's website as of the end of each quarter, generally within 10 business days of the end of the quarter. This information will be available on the website until full portfolio holdings information becomes publicly available as described above. The series also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES
    The HDC may authorize the disclosure of non-public holdings information under certain limited circumstances. The series' policies provide that non-public disclosures of a series' portfolio holdings may only be made if (i) the series has a legitimate business purpose for making such disclosure, and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between the issuing companies and their contract and policy owners and will act in the best interest of the owners with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to owners, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to contract and policy owners, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS
    As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the series periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the series in their day-to-day operations, as well as public information to certain rating organizations. In addition to the issuing companies, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             TIMING OF RELEASE OF PORTFOLIO
  TYPE OF SERVICE PROVIDER            NAME OF SERVICE PROVIDER                                    HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                             > Phoenix Investment Counsel, Inc.
Advisor                      > Phoenix Variable Advisors, Inc.                        Daily

                             > Duff & Phelps Investment Management Co.

-----------------------------------------------------------------------------------------------------------------------------------
                             > Aberdeen Asset Management Inc.

                             > AllianceBernstein L.P.

                             > Bennett Lawrence Management, LLC

Subadvisors                  > Fred Alger Management, Inc.                            Daily
                             > Morgan Stanley Investment Management Inc.
                             > Standard & Poor's Investment Advisory Services LLC

-----------------------------------------------------------------------------------------------------------------------------------
Distributor                  > Phoenix Equity Planning Corporation                    Daily
-----------------------------------------------------------------------------------------------------------------------------------
Custodian                    > State Street Bank and Trust Company                    Daily
-----------------------------------------------------------------------------------------------------------------------------------
Sub-financial Agent          > PFPC, Inc.                                             Daily
-----------------------------------------------------------------------------------------------------------------------------------
                             > PricewaterhouseCoopers LLP                             > Annual Reporting Period: within two
Independent Registered                                                                  business days of end of reporting period
Public Accounting Firm                                                                > Semiannual Reporting Period: within 30
                                                                                        business days of end of reporting period
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             TIMING OF RELEASE OF PORTFOLIO
  TYPE OF SERVICE PROVIDER            NAME OF SERVICE PROVIDER                                    HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
Typesetting Firm for
Financial Reports and Form   > Gcom Solutions                                         Monthly on first business day following
N-Q                                                                                   month-end
-----------------------------------------------------------------------------------------------------------------------------------
Printer for Financial        > Allied Printing Services, Inc.                         Annual and Semiannual Reporting Period:
Reports                                                                               within 45 days after end of reporting period
-----------------------------------------------------------------------------------------------------------------------------------
Proxy Voting Service         > Institutional Shareholder Services                     Twice weekly on an ongoing basis
                             > Proxy Light
-----------------------------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             TIMING OF RELEASE OF PORTFOLIO
  TYPE OF SERVICE PROVIDER            NAME OF SERVICE PROVIDER                                    HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
Rating Agencies              > Lipper Inc. and Morningstar                            Quarterly, 60 days after fiscal quarter-end
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Redistribution     > Bloomberg, Standard & Poor's and Thompson              Quarterly, 60 days after fiscal quarter-end
Firms                          Financial Services
-----------------------------------------------------------------------------------------------------------------------------------

    These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the series.

    There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the series from the potential misuse of holdings by individuals or firms in possession of such information.


REDEMPTION OF SHARES
--------------------------------------------------------------------------------

    The Fund will redeem any shares presented by the shareholder accounts for redemption. The account's policies on when and whether to buy or redeem Fund shares are described in the contract prospectuses.

    At the discretion of the Trustees, the Fund may, to the extent consistent with state and federal law, make payment for shares of a particular series repurchased or redeemed in whole or in part in securities or other assets of such series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

    The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

    The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.


TAXES
--------------------------------------------------------------------------------

    As stated in the prospectus, it will be the policy of the Fund and of each series to comply with those provisions of the Internal Revenue Code of 1986, as amended, ("Code") which relieve investment companies that distribute substantially all of their net income from federal income tax on the amounts distributed. The Fund also intends to comply with pertinent Code provisions in order to avoid imposition of any federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts.

    Federal income taxation of separate accounts, life insurance companies, and unit investment trusts are discussed in the contract prospectuses.



FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements and the notes thereto relating to the Fund and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2005 are contained in the Fund's annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Variable Products Operations at 800/541-0171 or writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, MA 02266-8027. Phoenix, PHL Variable Insurance Company and Phoenix Life and Annuity Company have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the fund's financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

CORPORATE AND MUNICIPAL BOND RATINGS:
    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

    Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

    Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


MUNICIPAL SHORT-TERM LOAN RATINGS
    MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

    SG: This designation denotes speculative-grade credit quality. Debt instruments in this category lack margins of protection.


CORPORATE SHORT-TERM DEBT RATINGS
    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

LONG-TERM ISSUER CREDIT RATINGS
    AAA: An obligor rated `AAA' has EXTREMELY STRONG capacity to meet its financial commitments. `AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

    AA: An obligor rated `AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

    A: An obligor rated `A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

    BBB: An obligor rated `BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

    Obligors rated `BB', `B', `CCC', and `CC' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligor rated `BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

    B: An obligor rated `B' is MORE VULNERABLE to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligor rated `CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

    CC: An obligor rated `CC' is CURRENTLY HIGHLY VULNERABLE.

    Plus (+) or minus(-) The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    C: A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    R: An obligor rated `R' is under regulatory supervision owing to its financial condition. During the dependency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

    SD AND D: An obligor rated `SD' (Selective Default) or `D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A `D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An `SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other 21 issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

    N.R.: An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS
    Ratings with a `pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a `pi' subscript. Ratings with a `pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

    Outlooks are not provided for ratings with a `pi' subscript, nor are they subject to potential CreditWatch listings. Ratings with a `pi' subscript generally are not modified with `+' or `-' designations. However, such designations may be assigned when the issuer's credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

SHORT-TERM RATING DEFINITIONS
    A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.


                                       54